UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: October 31,

Date of reporting period: October 31, 2019

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

361 MANAGED FUTURES STRATEGY FUND

(INVESTOR CLASS: AMFQX)

(CLASS I: AMFZX)

361 GLOBAL MANAGED FUTURES STRATEGY FUND

(INVESTOR CLASS: AGFQX)

(CLASS I: AGFZX)

361 DOMESTIC LONG/SHORT EQUITY FUND

(INVESTOR CLASS: ADMQX)

(CLASS I: ADMZX)

(CLASS Y: ADMWX)

361 GLOBAL LONG/SHORT EQUITY FUND

(INVESTOR CLASS: AGAQX)

(CLASS I: AGAZX)

(CLASS Y: AGAWX)

361 MACRO OPPORTUNITY FUND

(INVESTOR CLASS: AGMQX)

(CLASS I: AGMZX)

361 U.S. SMALL CAP EQUITY FUND

(INVESTOR CLASS: ASFQX)

(CLASS I: ASFZX)

(CLASS Y: ASFWX)

ANNUAL REPORT

October 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds, if you hold your shares directly with the Funds, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at (888) 447-4470 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at (888) 447-4470 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Managers Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

361 Capital

Each a series of Investment Managers Series Trust

Table of Contents

Fund Commentary	1
Fund Performance	10
Schedules of Investments	18
Statements of Assets and Liabilities	52
Statements of Operations	56
Statements of Changes in Net Assets	60
Statement of Cash Flows	68
Financial Highlights	71
Notes to Financial Statements	86
Report of Independent Registered Public Accounting	102
Supplemental Information	103
Expense Examples	107

Investing involves risk, including possible loss of principal. Futures prices may be very volatile. The small margin required for futures contracts magnifies the effect of market volatility and allows the loss from a contract potentially to exceed the Fund's initial investment. The potential loss from a short sale is theoretically unlimited since the appreciation of the underlying asset also is theoretically unlimited. Small- and mid-sized company securities tend to be less liquid and more volatile than those of large companies. Bond prices generally fall when interest rates rise. High-yield bonds have higher default rates. Prices of commodities and related contracts may be very volatile for a variety of reasons, and may be difficult to liquidate in volatile markets. The 361 Macro Opportunity Fund's commodity-related investments potentially may generate too much “non-qualifying income” that would jeopardize the Fund's status as a “regulated investment company,” with significant adverse tax consequences for the Fund or its shareholders. Foreign investment entails additional risk from adverse changes in currency exchange rates, lax regulation, and potential market instability. Frequent trading by a Fund may reduce returns and increase the number of taxable transactions. Concentration of its portfolio in relatively few issuers may make a Fund more volatile than a diversified fund.

This report and the financial statements contained herein are provided for the general information of the shareholders of the 361 Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.361capital.com

361 Managed Futures Strategy Fund

For the 12 months ending October 31, 2019, the S&P 500 Index gained 14.32%, the Russell 2000 Index gained 4.90%, the Bloomberg Barclays US Aggregate Bond Index gained 11.51% and the FTSE 3-Month Treasury Bill Index gained 2.35%. Managed Futures strategies were mixed given the lack of trends in equities, currencies, and commodities; however, they generated most of their returns by being long bonds. The Morningstar Managed Futures Category Average was up 3.96%; likewise, the HFRX Macro: Systematic Diversified CTA Index, which tracks managed futures hedge funds, was up 6.13%.

The 361 Managed Futures Strategy Fund (Class I shares) was up 4.79% for the fiscal year ending October 31, 2019, outperforming the Morningstar Category Average by 0.83%. On a longer-term basis, since the Fund’s December 20, 2011 inception, it has generated an annualized return of 3.19% with a low correlation to the S&P 500 Index.

Domestic equity volatility was slightly higher for the year compared to 2018 but was still below historical averages. This created a significant headwind for counter-trend trading strategies such as those employed by the Fund. These strategies rely on two-way directional movement (i.e., “market noise”) and volatility. Another cause of slightly negative performance was the sudden equity reversals in December 2018, May 2019, and August 2019 for U.S. markets. These sudden equity reversals are the most difficult market environments for the Fund’s trading style. Multiple sharp equity corrections, coupled with a lack of sustained noise within a one-year period, creates a high hurdle for the Fund to overcome.

The Fund’s long-term track record remains strong. The Fund’s since inception return of about 3% per year was accomplished with low correlation to any asset class or investment strategy and a monthly beta of 0.13 to the S&P 500 Index; something that investors in absolute return funds tend to seek. Finally, should the market environment shift and equity investors begin to face more risk than that which they have become accustomed, we remain confident the Fund is well positioned to help reduce risk and provide diversification within a portfolio.

As of 09/30/19, the 361 Managed Futures Strategy Fund, Class I, returned -1.52% for the one-year period, 1.35% for the three-year period, 1.54% for the five-year period, and 2.84% since the Fund’s inception on 12/20/11.

Current and future portfolio holdings are subject to change and risk

Returns over one year are annualized. Returns include the reinvestment of dividends and income.

Past returns shown do not guarantee future results. Current performance may be lower or higher. Call 888-736-1227 for the latest month-end returns. Return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. Other share class performance may vary.

It is not possible to invest directly in an index.

Beta measures a fund’s sensitivity to market movements. By definition, the beta of a market is 1.00.

The views in this commentary were as of October 31, 2019 and may not necessarily reflect the same views on the date this commentary is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund's investment methodology and do not constitute investment advice.

361 Global Managed Futures Strategy Fund

For the 12 months ending October 31, 2019, the S&P 500 Index gained 14.32%, the MSCI World Index earned 13.38%, the Bloomberg Barclays US Aggregate Bond Index gained 11.51% and the FTSE 3-Month Treasury Bill Index gained 2.35%. Managed Futures strategies were mixed given the lack of trends in equities, currencies, and commodities; however, they generated most of their returns by being long bonds. The Morningstar Managed Futures Category Average was up 3.96%; likewise, the HFRX Macro: Systematic Diversified CTA Index, which tracks managed futures hedge funds, was up 6.13%.

The 361 Global Managed Futures Strategy Fund (Class I shares) was up 6.99% for the fiscal year ending October 31, 2019, outperforming the Morningstar Category Average by 3.03%. Longer term, since the Fund’s February 12, 2014 inception, it has produced an annualized return of 3.03% with little correlation to global equity markets.

The Fund seeks to take advantage of market volatility, and more specifically, market noise (i.e., short-term, two-way directional moves) across global equity markets. The Fund currently trades in 14 markets in the U.S., Asia and Europe. Volatility across global equity markets was slightly higher for the year compared to 2018, but generally still below historical averages. This created a headwind for the Fund’s trading style. Another major cause of underperformance was the sudden equity reversals in December 2018, May 2019, and August 2019 for global markets. These sudden equity reversals are the most difficult market environments for the Fund’s trading style. Multiple sharp equity corrections, coupled with a lack of sustained noise within a one-year period, creates a high hurdle for the Fund to overcome.

The Fund’s long-term track record remains strong. The Fund’s since inception return of around 3% per year was accomplished with low correlation to any asset class or investment strategy and a monthly beta of 0.24 to the S&P 500 Index; something that investors in absolute return funds tend to seek. Finally, should the market environment shift, and equity investors begin to face more risk than that which they have become accustomed, we remain confident the Fund is well positioned to help reduce risk and provide diversification within a portfolio.

As of 09/30/19, the 361 Global Managed Futures Strategy Fund, Class I, returned -0.37% for the one-year period, 2.04% for the three-year period, 2.70% for the five-year period, and 2.63% since the Fund’s inception on 02/12/14.

Current and future portfolio holdings are subject to change and risk

Returns over one year are annualized. Returns include the reinvestment of dividends and income.

Past returns shown do not guarantee future results. Current performance may be lower or higher. Call 888-736-1227 for the latest month-end returns. Return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. Other share class performance may vary.

It is not possible to invest directly in an index.

Beta measures a fund’s sensitivity to market movements. By definition, the beta of a market is 1.00.

The views in this commentary were as of October 31, 2019 and may not necessarily reflect the same views on the date this commentary is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund's investment methodology and do not constitute investment advice.

361 Domestic Long/Short Equity Fund

U.S. equities continued to post positive gains as the Russell 1000 Index returned 14.15% for the 12 months ending October 31, 2019 despite December’s return of -9.11%. December’s big selloff seemed to result from concerns over the U.S. government shutdown. December started with an argument between the Federal Reserve and the White House over rising interest rates, and ended with a confrontation between Congress and the White House. Both led to increased market volatility as the VIX Index exceeded 30 in December.

Despite this, the strength of the domestic economy helped move stocks higher for the year. Consumer spending figures were strong, driving overall growth for the economy. Continued growth has also helped consumer confidence, with the Conference Board Consumer Confidence Index hitting an 18-year high. In addition, August's unemployment rate was 3.9%, a low not seen since December 2000.

Political developments continued to dominate the headlines. President Trump announced a 10 percent tariff on $300 billion of Chinese imports in the 3rd quarter of 2019. China then announced its own tariffs and halted purchases of U.S. agriculture by Chinese companies. As a result, the global economy remained focused on this trade dispute and continued to grapple with below-average growth and waning investor confidence. In addition, Brexit politics and uncertainty continued to weigh on U.K. and European stocks.

In December 2018, Federal Reserve officials raised interest rates for a third time in 2018 and initially reaffirmed their outlook for further gradual hikes well into 2019. The tone changed late in the period when economic growth slowed. For example, only 20,000 new jobs were added in February 2019. In addition, earnings growth disappointed as the 1st quarter earnings growth estimate for the S&P 500 Index fell from 2.9% to -3.9%. Consumer spending growth also pulled back as January’s personal spending report showed 0.1% growth and retail sales in February fell 0.2%. As a result, the Federal Reserve initially indicated there would be no further interest rate hikes. In fact, the Federal Reserve lowered interest rates three times in 2019 in response to increasing trade tensions and slowing global economic growth.

Large cap stocks significantly outperformed small caps as the Russell 1000 Index returned 14.15% while the Russell 2000 Index returned 4.87%. Once again, growth outperformed value during the twelve months as the Russell 1000 Growth Index returned 17.11% while the Russell 1000 Value Index returned 11.20%. Volatility, as measured by the VIX Index, ranged from 12.0 to 36.0 and averaged 16.8 for the one-year ending October 31, 2019.

It proved to be a challenging market environment for long/short equity strategies, as the Morningstar Long/Short Equity category average return was 4.02% for the one-year period ending October 31, 2019. The 361 Domestic Long/Short Equity Fund outperformed the category and returned 4.15% (Class I) for the fiscal year ended on October 31, 2019.

Relative to the Russell 1000 Index, the biggest detractor for the Fund was its net exposure of about 70% due to its long/short equity strategy. When equity markets perform strongly, this relatively static positioning will likely hinder performance, and over the trailing 12 months cost the Fund about 4.8% relative to the Russell 1000 benchmark. The beta profile did not meaningfully impact relative performance, as stocks in the highest risk quintile performed similarly as the lower risk quintile. The stock selection model negatively impacted results, as the highest predicted alpha stocks underperformed the Russell 1000 Index and by design the strategy has a significant overweight position to these stocks. An emphasis to quality and valuation factors negatively impacted results as investors penalized these metrics during the period. Overweight sector positioning positively impacted relative results as an underweight position to Energy and an overweight to Real Estate helped results. Unfortunately, poor stock selection in the majority of sectors more than erased the positive sector positioning during the year.

As of 9/30/2019, the 361 Domestic Long/Short Equity Fund, Class I, returned -1.80% for the one-year period, 5.19% for the three-year period and 4.82% since the Fund’s inception on 3/31/2016.

Current and future portfolio holdings are subject to change and risk.

Past returns shown do not guarantee future results. Current performance may be lower or higher. Call 888-736-1227 for the latest month-end returns. Return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. Other share class performance may vary.

It is not possible to invest directly in an index.

Alpha measures the difference between a fund’s actual and expected returns, based on beta, and is generally used as a measure of a manager’s added value over a passive strategy.

Beta measures a fund’s sensitivity to market movements. By definition, the beta of a market is 1.00.

The views in this commentary were as of October 31, 2019 and may not necessarily reflect the same views on the date this commentary is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund's investment methodology and do not constitute investment advice.

361 Global Long/Short Equity Fund

Global equities continued to post positive gains as the MSCI World Index returned 12.69% for the 12 months ending October 31, 2019 despite December’s return of -7.60%. December’s big selloff seemed to result from concerns over the U.S. government shutdown. December started with an argument between the Federal Reserve and the White House over rising interest rates and ended with a confrontation between Congress and the White House. Both led to increased market volatility as the VIX Index exceeded 30 in December.

Despite this, the strength of the domestic economy helped move stocks higher for the year. Consumer spending figures were strong, driving overall growth for the economy. Continued growth has also helped consumer confidence, with the Conference Board Consumer Confidence Index hitting an 18-year high. In addition, August's unemployment rate was 3.9%, a low not seen since December 2000.

Political developments continued to dominate the headlines. President Trump announced a 10 percent tariff on $300 billion of Chinese imports in the 3rd quarter of 2019. China then announced its own tariffs and halted purchases of U.S. agriculture by Chinese companies. As a result, the global economy remained focused on this trade dispute and continued to grapple with below-average growth and waning investor confidence. In addition, Brexit politics and uncertainty continued to weigh on U.K. and European stocks.

In December 2018, Federal Reserve officials raised interest rates for a third time in 2018 and initially reaffirmed their outlook for further gradual hikes well into 2019. The tone changed late in the period when economic growth slowed. For example, only 20,000 new jobs were added in February 2019 and earnings growth disappointed as the 1st quarter earnings growth estimate for the S&P 500 Index fell from 2.9% to -3.9%. Consumer spending growth also pulled back as January’s personal spending report showed 0.1% growth and retail sales in February fell 0.2%. As a result, the Federal Reserve initially indicated there would be no further interest rate hikes. In fact, the Federal Reserve lowered interest rates three times in 2019 in response to increasing trade tensions and slowing global economic growth. In addition, global markets moved higher after Mario Draghi, the head of the European Central Bank, once again came out in favor of looser monetary policy and lower rates which rallied markets globally.

Large cap stocks outperformed small caps as the MSCI World Index returned 12.69% while the MSCI World Small Cap Index returned 8.41%. Growth continued to outperform as the MSCI World Growth Index returned 17.35% while the MSCI World Value Index returned 9.47%. Volatility, as measure by the VIX Index, ranged from 12 to 36 and overaged 16.8 for the 1-year ending October 31, 2019.

It proved to be a challenging market environment for long/short equity strategies, as the Morningstar Long/Short Equity category average return was 4.02% for the one-year period ending October 31, 2019. The 361 Global Long/Short Equity Fund underperformed the category and returned 0.42% (Class I) for the fiscal year ended on October 31, 2019. Relative to the MSCI World Index, the biggest detractor for the Fund was its net exposure of about 70% due to its long/short equity strategy. When equity markets perform strongly, this relatively static positioning will likely hinder performance, and over the trailing 12 months cost the Fund about 3.39% relative to the MSCI World benchmark. The beta profile did not meaningfully impact relative performance, as stocks in the highest risk quintile performed similarly as the lower risk quintile. The stock selection model negatively impacted results, as the highest predicted alpha stocks underperformed the MSCI World Index and by design the strategy has a significant overweight position to these stocks. An emphasis to momentum and valuation factors negatively impacted results as investors penalized these metrics during the period. Sector positioning positively impacted relative results as underweight positions to Energy and Financials helped results. Unfortunately, poor stock selection in the majority of sectors more than erased the positive sector positioning during the year.

As of 9/30/2019, the 361 Global Long/Short Equity Fund, Class I, returned -4.06% for the one-year period, 3.91% for the three-year period, 5.31% for the five-year period and 5.68% since the Fund’s inception on 01/06/14.

Current and future portfolio holdings are subject to change and risk

Past returns shown do not guarantee future results. Current performance may be lower or higher. Call 888-736-1227 for the latest month-end returns. Return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. Other share class performance may vary.

It is not possible to invest directly in an index.

Alpha measures the difference between a fund’s actual and expected returns, based on beta, and is generally used as a measure of a manager’s added value over a passive strategy.

Beta measures a fund’s sensitivity to market movements. By definition, the beta of a market is 1.00.

The views in this commentary were as of October 31, 2019 and may not necessarily reflect the same views on the date this commentary is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund's investment methodology and do not constitute investment advice.

361 Macro Opportunity Fund

The global investing environment for the past 12 months had something for all investors. It started with a sharp selloff caused by increased trade war tensions, which slowed the outlook for global GDP and corporate profits. After a near bear market pullback in global equities, combined with a break in the corporate credit markets pushed by a 40% correction in crude oil prices, the White House eased their tone on trade and began to apply pressure to the Federal Reserve to reverse their tightening stance. As the Fed moved from raising rates to lowering rates, a 20% bounce in the S&P 500 Index and international equities through April occurred. Return boredom then set in over the summer as the White House and China made no progress on their combative tariffs. Finally in October, the market broke out to new highs as global bond yields began to lift on expectations of improving economic data in 2020 and beyond. While the major asset classes experienced plenty of volatility in the previous 12 months, the majority of assets finished with gains. Most fixed income, equity and gold assets indexes finished with double digit percentage gains. Crude oil and energy stocks were the worst performing finishing with double digit negative returns. The strong U.S. dollar continued to weigh on foreign stocks and bonds. Healthcare and Biotech stocks were challenged by potential political threats in Washington, D.C. Bank stocks also underperformed as continued low rates and a flat yield curve weighed on their future profit outlooks.

For the 12 months ending October 31, 2019, the 361 Macro Opportunity Fund returned -7.67%, underperforming the Morningstar Multialternative category which returned 3.84%. The Fund’s underperformance for the last year is primarily due to the Fund’s conservative positioning. Following the acceleration of the White House’s trade wars with China and Europe in the fall of 2018, volatility in all global financial markets increased significantly. This caused our risk-adjusted trending models to run towards the safety of cash, bonds and gold. The move proved fruitful in the difficult month of December when we finished the month with a positive return. Once the Federal Reserve and White House changed their tone at year end, the market reversed direction sharply and the global equity indexes gained 20%+ over the following few months. This caught our Fund’s positioning in a risk adverse situation and the Fund’s relative underperformance was significant. While the opportunity cost of missing out on these few months of return has been substantial to the Fund’s relative returns, looking back to December, it was not worth the risk of a potentially unwinding financial crisis due to the collapsing credit prices. The best performing strategies and assets during the last 12 months for the Fund were in the areas of high-quality domestic fixed income, technology and consumer staple stocks, REITs and short-term counter-trend strategies. The largest detractors to the Fund’s performance was in emerging market equities, long positions in healthcare, industrial and financial stocks and short positions in the consumer discretionary sector.

As of 09/30/19, the 361 Macro Opportunity Fund, Class I, returned -12.34% for the one-year period, -0.11% for the three-year period, -1.91% for the five-year period and -2.38% since the Fund’s inception on 06/30/14.

Current and future portfolio holdings are subject to change and risk

Returns over one year are annualized. Returns include the reinvestment of dividends and income.

Past returns shown do not guarantee future results. Current performance may be lower or higher. Call 888-736-1227 for the latest month-end returns. Return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. Other share class performance may vary.

It is not possible to invest directly in an index.

Beta measures a fund’s sensitivity to market movements. By definition, the beta of a market is 1.00.

The views in this commentary were as of October 31, 2019 and may not necessarily reflect the same views on the date this commentary is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund's investment methodology and do not constitute investment advice.

361 U.S. Small Cap Equity Fund

For the 12 months ending October 31, 2019, the Russell 2000 Index gained 4.90%. The 361 U.S. Small Cap Equity Fund declined 0.16% over the same period. The Fund’s fiscal year began in the midst of a large draw down in equity markets. The lowest point was reached in late December and was followed by a quick reversal in the first quarter of the calendar year. Following this volatile period, the Russell 2000 Index was relatively range-bound for the remainder of the fiscal year. The shift in sentiment was led by the Federal Reserve signaling it would be open to rate reductions to support ongoing economic growth. Benchmark interest rates were reduced three times, with the last on October 31st. With an accommodative Federal Reserve, the overriding market narrative shifted to geopolitical developments, mainly the trade war with China. Companies with a domestic revenue base and those with the ability to withstand tariffs fared better when expectations of a deal declined. Viewing the equity universe through a factor framework reveals interesting dynamics. The fiscal year’s final months experienced historic returns for certain factors. These moves were also noteworthy for the fact they occurred without any outsized moves in the index. Volatility was elevated during the initial portion of the year but finished the year lower.

The Fund’s holdings are chosen due to their attractive behavioral attributes i.e., companies that have more net positive estimate revisions and those that are believed to exhibit positive drift after favorable announcements. The other behavioral component is that prices do not always immediately reflect positive information so those companies with improving expectations should benefit from future price appreciation. In order to achieve these results, we expose the Fund’s holdings to the highest-ranked stocks according to two key metrics – earnings revisions and surprises. It is our belief that a positive excess return profile can be achieved through populating a portfolio with more earnings estimate increases than a randomly generated portfolio. So long as we can construct a portfolio with more of these upward analyst estimate changes, relative to what would be expected for a similar-sized randomly created portfolio, we believe it will lead to excess returns over time. For the 12 months ending October 31, 2019, analysts issued more negative than positive earnings revisions. Out of 74,676 total revisions in the universe, 32,136 (43.0%) were positive. Based on this universe average, a portfolio of 150 stocks would have been expected to receive 1,115 net negative revisions. Our process created a portfolio that experienced 1,062 net positive revisions—2,177 more than predicted.

By the very nature of the investment anomaly we seek to exploit, as well as the secondary considerations within our quantitative process, the strategy has an element of exposure to momentum and value factors. The inefficiency within the market we seek to exploit is stock specific and ultimately, over time, drives performance. There are periods where this stock selection ability is overly-influenced by momentum and value, for example. Over the long term, momentum and value are rewarded when both are positive and exhibit low volatility. Quick reversals, however, make it difficult to generate excess returns. Late in the fiscal year, volatility in momentum increased. This produced a headwind as stocks that performed best were those that did not fit with our selection process.

Our main alpha models did not generate positive returns during the year. Companies that received the most favorable analyst revisions underperformed, on average, those with less favorable revisions. Even in the periods where the highest-ranked stocks in our alpha models outperformed the least attractive (a positive Q1 – Q5 spread), the trend was not linear among the quintiles. The varied return profile in the behavioral characteristics to which we seek exposure diminished the return potential. Earnings surprises were also less of a return driver than expected. While we were able to own companies that had a greater proportion of positive earnings surprises (64% compared to 49% of the universe) and fewer negative surprises (11% compared to 22% of the universe), it did not meaningfully contribute to excess returns. Companies that announced the most positive earnings relative to consensus underperformed those that fell short of analysts’ expectations.

Sector weightings are commensurate with the benchmark; therefore stock-picking is a large determinant of alpha. As a group, picks within Real Estate and Healthcare had the most positive effects, while holdings in the Consumer Discretionary and Communication Services sectors had the most adverse effects.

As of 09/30/19, the 361 U.S. Small Cap Equity Fund, Class I, returned -13.58% for the one-year period, and gained 2.73% since the Fund’s inception on 12/31/16.

Current and future portfolio holdings are subject to change and risk.

Earnings estimates and revisions are characteristics of stocks used to gauge a company’s performance. These measures are used in the stock selection process for the underlying fund portfolio and do not represent or predict fund performance.

Positive Revisions are analyst revisions that have been revised higher from the previous estimate.

Net Revisions are calculated each month based on the holdings in client portfolios as of the beginning of the month. For conservatism and ease of calculation, stocks are assumed to be held for the entire month.

Past returns shown do not guarantee future results. Current performance may be lower or higher. Call 888-736-1227 for the latest month-end returns. Return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. Other share class performance may vary.

It is not possible to invest directly in an index.

Alpha measures the difference between a fund’s actual and expected returns, based on beta, and is generally used as a measure of a manager’s added value over a passive strategy.

The views in this commentary were as of October 31, 2019 and may not necessarily reflect the same views on the date this commentary is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund's investment methodology and do not constitute investment advice.

361 Managed Futures Strategy Fund

FUND PERFORMANCE at October 31, 2019 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the FTSE 3-Month T-Bill Index. The performance graph above is shown for the Fund’s Class I shares; Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The FTSE 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 months. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of October 31, 2019	1 Year	5 Years	Since Inception	Inception Date
Investor Class	4.61%	1.32%	2.94%	12/20/11
Class I	4.79%	1.58%	3.19%	12/20/11
FTSE 3-Month T-Bill index	2.35%	0.99%	0.65%	12/20/11

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 736-1227.

Expense ratios for the Investor Class and Class I shares were 2.18% and 1.93%, respectively, which were the amounts stated in the current prospectus dated March 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expense of the Fund to ensure that total annual fund operating expenses do not exceed 2.24% and 1.99% of the average daily net assets of the Fund’s Investor Class and Class I shares, respectively. This agreement is in effect until February 29, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

361 Global Managed Futures Strategy Fund

FUND PERFORMANCE at October 31, 2019 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the FTSE 3-Month T-Bill Index. The performance graph above is shown for the Fund’s Class I shares; Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The FTSE 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 months. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of October 31, 2019	1 Year	5 Years	Since Inception	Inception Date
Investor Class	6.69%	3.78%	2.77%	02/12/14
Class I	6.99%	4.06%	3.03%	02/12/14
FTSE 3-Month T-Bill index	2.35%	0.99%	0.87%	02/12/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 736-1227.

Gross expense ratio for the Investor Class shares was 1.95% and net expense ratio after recoupment of waived fees and/or reimbursed expenses was 2.02%. For Class I shares, gross expense ratio was 1.70% and net expense ratio after recoupment of waived fees and/or reimbursed expenses was 1.77%, respectively, which were the amounts stated in the current prospectus dated March 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expense of the Fund to ensure that total annual fund operating expenses do not exceed 1.99% and 1.74% of the average daily net assets of the Fund’s Investor Class and Class I shares Respectively. This agreement is in effect until February 29, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

361 Domestic Long/Short Equity Fund

FUND PERFORMANCE at October 31, 2019 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class Y shares, made at its inception, with a similar investment in the Russell 1000 Index. The performance graph above is shown for the Fund’s Class Y shares; Investor Class shares and Class I shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership, and includes the reinvestment of dividends. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of October 31, 2019	1 Year	3 Years	Since Inception	Inception Date
Investor Class	3.88%	5.94%	4.65%	03/31/16
Class I	4.15%	6.27%	4.92%	03/31/16
Class Y	4.23%	6.36%	5.06%	03/31/16
Russell 1000 Index	14.15%	14.73%	13.59%	03/31/16

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 736-1227.

Gross and net expense ratios for the Investor Class shares were 3.38% and 3.02%, respectively, for Class I shares were 3.06% and 2.70%, respectively, and for Class Y shares were 2.98% and 2.62%, respectively, which were the amounts stated in the current prospectus dated March 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual fund operating expenses do not exceed 1.39% of the average daily net assets of the Fund. This agreement is in effect until February 29, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

361 Global Long/Short Equity Fund

FUND PERFORMANCE at October 31, 2019 (Unaudited)

The Analytic Global Long/Short Equity Fund, L.P. (the “Predecessor Account”) was a limited partnership that commenced operations on January 6, 2014 and reorganized into the Fund on December 12, 2014. The Fund's objectives, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Account. Performance shown prior to December 12, 2014 is that of the Predecessor Account and has not been adjusted to reflect the expenses of the Fund's applicable Share Class, which are lower than the expenses of the Predecessor Account. If the applicable Share Class expenses were reflected, the Predecessor Account returns would be higher than those shown. However, the Predecessor Account was not registered under the Investment Company Act of 1940 and therefore was not subject to certain restrictions on regulated investment companies. If the Predecessor Account had been registered, its performance may have been lower.

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares on January 6, 2014, Predecessor Account’s inception date, with a similar investment in the MSCI World Index. The performance graph above is shown for the Fund’s Class I shares; Investor Class shares and Class Y shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI World Index represents large and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each.  This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of October 31, 2019	1 Year	5 Years	Since Inception	Inception Date
Investor Class	0.06%	4.64%	5.35%	01/06/14
Class I	0.42%	4.95%	5.61%	01/06/14
Class Y	0.51%	5.04%	5.69%	01/06/14
MSCI World Index	12.69%	7.58%	7.53%	01/06/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 736-1227.

Gross and net expense ratios for the Investor Class shares were 2.68% and 2.63%, respectively, for Class I shares were 2.40% and 2.35%, respectively, and for Class Y shares were 2.29% and 2.24%, respectively, which were the amounts stated in the current prospectus dated March 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual fund operating expenses do not exceed 1.39% of the average daily net assets of the Fund. This agreement is in effect until February 29, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

361 Global Long/Short Equity Fund

FUND PERFORMANCE at October 31, 2019 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

361 Macro Opportunity Fund

FUND PERFORMANCE at October 31, 2019 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the FTSE 3-Month T-bill Index, MSCI All Country World Index, Bloomberg Barclays Global Aggregate Bond Index, and the Blended Index. The performance graph above is shown for the Fund’s Class I shares; Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The FTSE 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 months. The Blended Index – 80% MSCI All Country World Index is defined as a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. 20% Barclays Global Aggregate Bond Index is defined as an index that provides a broad-based measure of the global investment grade fixed-rate debt markets. The indices do not reflect expenses, fees, or sales charge, which would lower performance. These indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of October 31, 2019	1 Year	5 Years	Since Inception	Inception Date
Investor Class	-7.86%	-2.34%	-2.62%	06/30/14
Class I	-7.67%	-2.11%	-2.39%	06/30/14
FTSE 3-Month T-Bill Index	2.35%	0.99%	0.93%	06/30/14
MSCI All Country World Index	12.59%	7.08%	6.29%	06/30/14
Bloomberg Barclays Global Aggregate Bond Index	9.54%	2.13%	1.39%	06/30/14
Blended Index	12.20%	6.19%	5.41%	06/30/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 736-1227.

Gross and net expense ratios for the Investor Class shares were 3.52% and 2.47%, respectively, and for the Class I shares were 3.27% and 2.22%, respectively, which were the amounts stated in the current prospectus dated March 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expense of the Fund to ensure that total annual fund operating expenses do not exceed 2.15% and 1.90% of the average daily net assets of the Fund’s Investor Class and Class I shares, respectively. This agreement is in effect until February 29, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

361 Macro Opportunity Fund

FUND PERFORMANCE at October 31, 2019 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

361 U.S. Small Cap Equity Fund

FUND PERFORMANCE at October 31, 2019 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Russell 2000 Index. The performance graph above is shown for the Fund’s Class I shares; Investor Class shares and Class Y shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. Equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of October 31, 2019	1 Year	2 Years	Since Inception	Inception Date
Investor Class	-0.35%	-2.60%	2.87%	12/30/16
Class I	-0.16%	-2.33%	3.16%	12/30/16
Class Y	0.00%	-2.22%	3.27%	12/30/16
Russell 2000 Index	4.90%	3.37%	6.50%	12/30/16

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 736-1227.

Gross and net expense ratios for the Investor Class shares were 2.51% and 1.24%, respectively, for Class I shares were 2.20% and 0.93%, respectively, and for Class Y shares were 2.11% and 0.84%, respectively, which were the amounts stated in the current prospectus dated March 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual fund operating expenses do not exceed 0.84% of the average daily net assets of the Fund. This agreement is in effect until February 29, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

361 Managed Futures Strategy Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2019

Principal Amount		Value
	ASSET-BACKED SECURITIES — 40.0%
$1,075,024	ARI Fleet Lease Trust Series 2017-A, Class A2, 1.910%, 4/15/2026[1,2]	$1,073,719
671,147	BMW Vehicle Lease Trust Series 2017-2, Class A3, 2.070%, 10/20/2020[2]	671,996
750,000	Capital One Prime Auto Receivables Trust Series 2019-1, Class A2, 2.580%, 4/15/2022[2]	752,739
2,000,000	Carmax Auto Owner Trust Series 2019-4, Class A2B, 2.350% (1-Month USD LIBOR+30 basis points), 3/15/2023[2,3]	2,000,491
1,582,948	Chesapeake Funding II LLC Series 2017-2A, Class A2, 2.364% (1-Month USD LIBOR+45 basis points), 5/15/2029[1,2,3]	1,585,210
1,392,647	Dell Equipment Finance Trust Series 2018-1, Class A2B, 2.150% (1-Month USD LIBOR+30 basis points), 10/22/2020[1,2,3]	1,392,864
	Drive Auto Receivables Trust
1,096,013	Series 2017-3, Class C, 2.800%, 7/15/2022[2]	1,097,018
1,456,989	Series 2018-3, Class B, 3.370%, 9/15/2022[2]	1,459,661
	Evergreen Credit Card Trust
2,000,000	Series 2019-1, Class A, 2.394% (1-Month USD LIBOR+48 basis points), 1/15/2023[1,2,3]	2,004,490
1,000,000	Series 2019-3, Class A, 2.217% (1-Month USD LIBOR+37 basis points), 10/16/2023[1,2,3]	1,000,196
1,070,080	GM Financial Consumer Automobile Receivables Trust Series 2018-3, Class A2B, 2.001% (1-Month USD LIBOR+11 basis points), 7/16/202[12,3]	1,069,811
2,250,000	Golden Credit Card Trust Series 2019-2A, Class A, 2.241% (1-Month USD LIBOR+35 basis points), 10/15/2023[1,2,3]	2,250,445
1,662,132	Gosforth Funding PLC Series 2017-1A, Class A1A, 2.634% (3-Month USD LIBOR+47 basis points), 12/19/2059[1,2,3]	1,662,079
464,007	Hyundai Auto Lease Securitization Trust Series 2017-B, Class A3, 1.970%, 7/15/2020[1,2]	463,980
1,280,000	Lanark Master Issuer PLC Series 2018-1A, Class 1A, 2.570% (3-Month USD LIBOR+42 basis points), 12/22/2069[1,2,3]	1,279,281
2,000,000	Master Credit Card Trust Series 2019-1A, Class A, 2.326% (1-Month USD LIBOR+48 basis points), 7/21/2022[1,2,3]	2,003,996
508,000	Master Credit Card Trust II Series 2017-1A, Class C, 3.060%, 7/21/2021[1,2]	508,212
1,250,000	MMAF Equipment Finance LLC Series 2019-A, Class A2, 2.840%, 1/10/2022[1,2]	1,257,497

361 Managed Futures Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$3,000,000	NextGear Floorplan Master Owner Trust Series 2017-2A, Class A1, 2.594% (1-Month USD LIBOR+68 basis points), 10/17/2022[1,2,3]	$3,008,637
740,817	Nissan Auto Receivables Owner Trust Series 2019-A, Class A2A, 2.820%, 1/18/2022[2]	744,125
2,000,000	Penarth Master Issuer PLC Series 2018-2A, Class A1, 2.328% (1-Month USD LIBOR+45 basis points), 9/18/2022[1,2,3]	1,999,930
2,000,000	Permanent Master Issuer PLC Series 2018-1A, Class 1A1, 2.366% (3-Month USD LIBOR+38 basis points), 7/15/2058[1,2,3]	2,000,494
	PFS Financing Corp.
2,000,000	Series 2018-A, Class B, 2.514% (1-Month USD LIBOR+60 basis points), 2/17/2022[1,2,3]	1,996,574
2,000,000	Series 2019-B, Class B, 2.721% (1-Month USD LIBOR+80 basis points), 9/15/2023[1,2,3]	2,001,827
2,000,000	Series 2019-A, Class A1, 2.464% (1-Month USD LIBOR+55 basis points), 4/15/2024[1,2,3]	2,004,728
952,174	Santander Drive Auto Receivables Trust Series 2017-3, Class B, 2.190%, 3/15/2022[2]	952,222
2,000,000	Securitized Term Auto Receivables Trust Series 2019-1A, Class A3, 2.986%, 2/27/2023[1,2]	2,029,370
433,563	SLM Student Loan Trust Series 2011-2, Class A1, 2.423% (1-Month USD LIBOR+60 basis points), 11/25/2027[2,3]	434,766
	SMB Private Education Loan Trust
355,611	Series 2018-B, Class A1, 2.241% (1-Month USD LIBOR+32 basis points), 12/16/2024[1,2,3]	355,607
1,030,653	Series 2019-A, Class A1, 2.264% (1-Month USD LIBOR+35 basis points), 2/16/2026[1,2,3]	1,030,722
1,296,314	Sofi Consumer Loan Program LLC Series 2017-3, Class A, 2.770%, 5/25/2026[1,2]	1,302,005
1,607,729	SoFi Consumer Loan Program Trust Series 2019-3, Class A, 2.900%, 5/25/2028[1,2]	1,620,114
	Sofi Professional Loan Program LLC
422,789	Series 2016-E, Class A1, 2.673% (1-Month USD LIBOR+85 basis points), 7/25/2039[1,2,3]	424,257
646,155	Series 2017-C, Class A1, 2.423% (1-Month USD LIBOR+60 basis points), 7/25/2040[1,2,3]	646,613
515,902	Series 2018-A, Class A1, 2.173% (1-Month USD LIBOR+35 basis points), 2/25/2042[1,2,3]	515,954
2,000,000	Trillium Credit Card Trust II Series 2018-2A, Class A, 2.154% (1-Month USD LIBOR+35 basis points), 9/26/2023[1,2,3]	2,001,988

361 Managed Futures Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$3,000,000	Verizon Owner Trust Series 2019-C, Class A1B, 2.640% (1-Month USD LIBOR+42 basis points), 4/22/2024[2,3]	$3,003,576
987,132	World Omni Auto Receivables Trust Series 2018-C, Class A2, 2.800%, 1/18/2022[2]	989,667
	TOTAL ASSET-BACKED SECURITIES (Cost $52,499,448)	52,596,861
	COLLATERALIZED MORTGAGE OBLIGATIONS — 3.0%
1,572,575	Freddie Mac Structured Agency Credit Risk Debt Notes Series 2014-DN2, Class M2, 3.473% (1-Month USD LIBOR+165 basis points), 4/25/2024[2,3]	1,578,178
2,303,330	Holmes Master Issuer PLC Series 2018-2A, Class A2, 2.421% (3-Month USD LIBOR+42 basis points), 10/15/2054[1,2,3]	2,303,088
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,858,207)	3,881,266
	COMMERCIAL PAPERS — 2.3%
3,000,000	Ford Motor Co. 4.060%, 1/3/2020	2,985,636
	TOTAL COMMERCIAL PAPERS (Cost $2,978,685)	2,985,636
	CORPORATE BONDS — 30.9%
	COMMUNICATIONS — 3.2%
2,500,000	Comcast Corp. 2.539% (3-Month USD LIBOR+44 basis points), 10/1/2021[3]	2,514,055
1,000,000	Verizon Communications, Inc. 2.700% (3-Month USD LIBOR+55 basis points), 5/22/2020[3]	1,002,860
645,000	Walt Disney Co. 2.362% (3-Month USD LIBOR+25 basis points), 9/1/2021[3]	646,967
		4,163,882
	CONSUMER, CYCLICAL — 4.0%
1,910,000	American Honda Finance Corp. 2.379% (3-Month USD LIBOR+26 basis points), 6/16/2020[3]	1,912,830
1,000,000	Home Depot, Inc. 2.277% (3-Month USD LIBOR+15 basis points), 6/5/2020[3]	1,000,790
1,500,000	Toyota Motor Credit Corp. 2.315% (3-Month USD LIBOR+17 basis points), 9/18/2020[3]	1,501,902
800,000	Volkswagen Group of America Finance LLC 2.500%, 9/24/2021[1]	805,811
		5,221,333

361 Managed Futures Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

Principal Amount		Value
	CORPORATE BONDS (Continued)
	CONSUMER, NON-CYCLICAL — 8.7%
$2,000,000	BAT Capital Corp. 2.765% (3-Month USD LIBOR+59 basis points), 8/14/2020[3]	$2,004,292
2,000,000	Bayer U.S. Finance II LLC 2.736% (3-Month USD LIBOR+63 basis points), 6/25/2021[1,2,3]	2,005,836
3,000,000	Bristol-Myers Squibb Co. 2.550%, 5/14/2021[1]	3,034,134
1,820,000	Tyson Foods, Inc. 2.602% (3-Month USD LIBOR+45 basis points), 8/21/2020[3]	1,822,140
2,650,000	UnitedHealth Group, Inc. 2.071% (3-Month USD LIBOR+7 basis points), 10/15/2020[3]	2,646,924
		11,513,326
	ENERGY — 1.7%
590,000	MPLX LP 3.002% (3-Month USD LIBOR+90 basis points), 9/9/2021[2,3]	592,445
1,595,000	Occidental Petroleum Corp. 3.637% (3-Month USD LIBOR+145 basis points), 8/15/2022[2,3]	1,605,052
		2,197,497
	FINANCIAL — 9.8%
4,170,000	BBVA USA 2.868% (3-Month USD LIBOR+73 basis points), 6/11/2021[2,3]	4,179,207
2,367,000	Charles Schwab Corp. 2.472% (3-Month USD LIBOR+32 basis points), 5/21/2021[2,3]	2,370,274
1,000,000	Citibank N.A. 2.420% (SOFRRATE+60 basis points), 3/13/2021[2,3]	1,002,298
770,000	Citigroup, Inc. 0.000% (SOFRRATE+87 basis points), 11/4/2022[2,3]	773,464
1,050,000	Fifth Third Bank 2.376% (3-Month USD LIBOR+44 basis points), 7/26/2021[2,3]	1,054,469
3,500,000	New York Life Global Funding 2.216% (3-Month USD LIBOR+28 basis points), 1/28/2021[1,3]	3,505,901
		12,885,613
	UTILITIES — 3.5%
2,230,000	Florida Power & Light Co. 2.639% (3-Month USD LIBOR+40 basis points), 5/6/2022[2,3]	2,230,134
2,410,000	Sempra Energy 2.501% (3-Month USD LIBOR+50 basis points), 1/15/2021[2,3]	2,408,874
		4,639,008
	TOTAL CORPORATE BONDS (Cost $40,505,770)	40,620,659

361 Managed Futures Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

Principal Amount		Value
	MUNICIPAL BONDS — 3.0%
$4,000,000	State of Mississippi 2.411% (1-Month USD LIBOR+40 basis points), 11/1/2020[2,3]	$4,006,640
	TOTAL MUNICIPAL BONDS (Cost $4,000,000)	4,006,640

Number of Shares
	SHORT-TERM INVESTMENTS — 19.7%
25,870,495	Federated Treasury Obligations Fund – Institutional Class, 1.664%[4]	25,870,495
	TOTAL SHORT-TERM INVESTMENTS (Cost $25,870,495)	25,870,495

	TOTAL INVESTMENTS — 98.9% (Cost $129,712,605)	129,961,557

	Other Assets in Excess of Liabilities — 1.1%	1,501,004
	TOTAL NET ASSETS — 100.0%	$131,462,561

LLC – Limited Liability Company
LP – Limited Partnership
PLC – Public Limited Company

[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $51,075,559, which represents 38.85% of total net assets of the Fund.
[2]	Callable.
[3]	Floating rate security.
[4]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

361 Managed Futures Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

FUTURES CONTRACTS

Number of Contracts Long (Short)	Description	Expiration Date	Notional Value	Value at October 31, 2019	Unrealized Appreciation (Depreciation)
(427)	CBOE Volatility Index	November 2019	$(7,010,075)	$(6,522,425)	$487,650
97	E-Mini Dow	December 2019	13,081,424	13,086,270	4,846
448	E-Mini Russell 2000 Index	December 2019	34,995,266	35,020,160	24,894
34	E-Mini S&P MidCap 400	December 2019	6,647,390	6,647,000	(390)

TOTAL FUTURES CONTRACTS			$47,714,005	$48,231,005	$517,000

See accompanying Notes to Financial Statements.

361 Managed Futures Strategy Fund

SUMMARY OF INVESTMENTS

As of October 31, 2019

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Financial	9.8%
Consumer, Non-cyclical	8.7%
Consumer, Cyclical	4.0%
Utilities	3.5%
Communications	3.2%
Energy	1.7%
Total Corporate Bonds	30.9%
Asset-Backed Securities	40.0%
Collateralized Mortgage Obligations	3.0%
Commercial Papers	2.3%
Municipal Bonds	3.0%
Short-Term Investments	19.7%
Total Investments	98.9%
Other Assets in Excess of Liabilities	1.1%
Total Net Assets	100.0%

See accompanying notes to Financial Statements.

361 Global Managed Futures Strategy Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2019

Principal Amount		Value
	U.S. TREASURY BILLS — 90.1%
	United States Treasury Bill
$14,957,000	1.92%, 11/21/2019	$14,944,391
11,027,200	1.83%, 12/19/2019	11,005,951
12,805,200	1.61%, 1/16/2020	12,763,839
	TOTAL U.S. TREASURY BILLS (Cost $38,702,850)	38,714,181
	SHORT-TERM INVESTMENTS — 10.8%
4,663,065	UMB Money Market Fiduciary, 0.25%[1]	4,663,065
	TOTAL SHORT-TERM INVESTMENTS (Cost $4,663,065)	4,663,065

	TOTAL INVESTMENTS — 100.9% (Cost $43,365,915)	43,377,246

	Liabilities in Excess of Other Assets — (0.9)%	(404,992)
	TOTAL NET ASSETS — 100.0%	$42,972,254

[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

361 Global Managed Futures Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

FUTURES CONTRACTS

Number of Contracts Long (Short)	Description	Expiration Date	Notional Value	Value at October 31, 2019	Unrealized Appreciation (Depreciation)
26	CAC 40 10 Index	November 2019	$1,664,400	$1,660,630	$(3,770)
25	E-mini Dow Index	December 2019	3,371,501	3,372,750	1,249
64	E-mini Russell 2000 Index	December 2019	4,999,324	5,002,880	3,556
TOTAL FUTURES CONTRACTS			$10,035,225	$10,036,260	$1,035

See accompanying Notes to Financial Statements.

361 Global Managed Futures Strategy Fund

SUMMARY OF INVESTMENTS

As of October 31, 2019

Security Type/Sector	Percent of Total Net Assets
Short-Term Investments	10.8%
U.S. Treasury Bills	90.1%
Total Investments	100.9%
Liabilities in Excess of Other Assets	(0.9)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

361 Domestic Long/Short Equity Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2019

Number of Shares		Value
	COMMON STOCKS — 102.7%
	BASIC MATERIALS — 3.7%
8,942	Eastman Chemical Co.[1]	$679,950
6,902	Reliance Steel & Aluminum Co.[1]	800,908
		1,480,858
	COMMUNICATIONS — 9.0%
5,025	CDW Corp.[1]	642,748
1,729	F5 Networks, Inc.*[1]	249,114
2,623	IAC/InterActiveCorp*[1]	596,077
20,018	Interpublic Group of Cos., Inc.[1]	435,392
10,776	John Wiley & Sons, Inc. - Class A1	496,450
14,836	Telephone & Data Systems, Inc.[1]	387,071
4,045	VeriSign, Inc.*[1]	768,631
		3,575,483
	CONSUMER, CYCLICAL — 4.7%
37,102	Extended Stay America, Inc.	527,219
6,663	Lowe's Cos., Inc.[1]	743,658
222	Lululemon Athletica, Inc.*[1]	45,348
9,006	Southwest Airlines Co.[1]	505,507
459	Wyndham Destinations, Inc.[1]	21,302
		1,843,034
	CONSUMER, NON-CYCLICAL — 33.2%
1,527	AbbVie, Inc.[1]	121,473
17,178	Altria Group, Inc.[1]	769,403
5,339	Amgen, Inc.[1]	1,138,542
492	Beyond Meat, Inc.*[1]	41,549
2,604	Biogen, Inc.*[1]	777,841
284	Bio-Rad Laboratories, Inc. - Class A*[1]	94,180
3,129	Bio-Techne Corp.[1]	651,364
11,127	Booz Allen Hamilton Holding Corp.[1]	783,007
5,019	Charles River Laboratories International, Inc.*[1]	652,370
753	Chemed Corp.[1]	296,614
671	Danaher Corp.[1]	92,477
4,602	Ecolab, Inc.[1]	883,906
13,054	Gilead Sciences, Inc.[1]	831,670
9,187	Ingredion, Inc.[1]	725,773
4,965	Laboratory Corp. of America Holdings*[1]	818,083
4,234	Masimo Corp.*[1]	617,275
16,667	Mondelez International, Inc. - Class A1	874,184
9,964	PepsiCo, Inc.[1]	1,366,762
8,323	Quest Diagnostics, Inc.[1]	842,704
242	Tyson Foods, Inc. - Class A1	20,035

361 Domestic Long/Short Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
4,919	West Pharmaceutical Services, Inc.[1]	$707,549
		13,106,761
	FINANCIAL — 19.2%
5,077	Ally Financial, Inc.[1]	155,508
20,874	American Campus Communities, Inc. - REIT[1]	1,043,283
1,700	American National Insurance Co.[1]	203,966
7,842	Apple Hospitality REIT, Inc.[1]	129,236
4,150	Camden Property Trust - REIT[1]	474,635
14,863	East West Bancorp, Inc.[1]	637,920
6,488	Hanover Insurance Group, Inc.[1]	854,534
93,666	MFA Financial, Inc. - REIT[1]	710,925
35,129	Old Republic International Corp.[1]	784,782
25,215	Outfront Media, Inc. - REIT[1]	663,407
9,351	SEI Investments Co.[1]	560,312
1,333	Synchrony Financial[1]	47,148
5,704	Vornado Realty Trust - REIT[1]	374,354
29,928	Weingarten Realty Investors - REIT[1]	949,616
		7,589,626
	INDUSTRIAL — 5.6%
6,569	Curtiss-Wright Corp.[1]	888,457
17,855	Jabil, Inc.[1]	657,421
17,829	Westrock Co.[1]	666,270
		2,212,148
	TECHNOLOGY — 22.8%
530	Apple, Inc.[1]	131,843
3,495	Aspen Technology, Inc.*[1]	402,309
12,220	CDK Global, Inc.[1]	617,599
2,752	Citrix Systems, Inc.[1]	299,583
14,727	DXC Technology Co.[1]	407,496
1,888	Fair Isaac Corp.*[1]	574,028
12,338	Genpact Ltd.[1,2]	483,280
43,644	Hewlett Packard Enterprise Co.[1]	716,198
36,640	HP, Inc.[1]	636,437
6,680	International Business Machines Corp.[1]	893,316
9,919	Leidos Holdings, Inc.[1]	855,315
5,721	Manhattan Associates, Inc.*[1]	428,789
1,478	Microsoft Corp.[1]	211,901
14,113	Oracle Corp.[1]	769,017
10,538	Paychex, Inc.[1]	881,398
565	Pegasystems, Inc.[1]	42,494
17,671	Teradata Corp.*[1]	528,893

361 Domestic Long/Short Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
1,064	Veeva Systems, Inc. - Class A*[1]	$150,907
		9,030,803
	UTILITIES — 4.5%
25,124	MDU Resources Group, Inc.[1]	725,832
11,053	Pinnacle West Capital Corp.[1]	1,040,308
		1,766,140
	TOTAL COMMON STOCKS (Cost $38,411,951)	40,604,853

Principal Amount
	SHORT-TERM INVESTMENTS — 22.3%
$8,796,252	UMB Money Market Fiduciary, 0.25%[3]	8,796,252
	TOTAL SHORT-TERM INVESTMENTS (Cost $8,796,252)	8,796,252

	TOTAL INVESTMENTS — 125.0% (Cost $47,208,203)	49,401,105

	Liabilities in Excess of Other Assets — (25.0)%	(9,868,753)
	TOTAL NET ASSETS — 100.0%	$39,532,352

Number of Shares
	SECURITIES SOLD SHORT — (30.8)%
	COMMON STOCKS — (30.8)%
	BASIC MATERIALS — (2.0)%
(24,481)	Alcoa Corp.*	(508,960)
(23,598)	United States Steel Corp.	(271,613)
		(780,573)
	COMMUNICATIONS — (2.7)%
(1,669)	Anaplan, Inc.*	(78,777)
(3,241)	Roku, Inc.*	(477,075)
(454)	Spotify Technology S.A.*[2]	(65,512)
(1,466)	Trade Desk, Inc. - Class A*	(294,373)
(939)	World Wrestling Entertainment, Inc. - Class A	(52,622)
(3,481)	Zillow Group, Inc. - Class C*	(113,376)
		(1,081,735)
	CONSUMER, CYCLICAL — (4.0)%
(27,053)	Mattel, Inc.*	(323,013)
(10,427)	Planet Fitness, Inc. - Class A*	(663,783)
(1,937)	Tesla, Inc.*	(610,000)
		(1,596,796)

361 Domestic Long/Short Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	CONSUMER, NON-CYCLICAL — (4.6)%
(2,247)	Alnylam Pharmaceuticals, Inc.*	$(194,905)
(4,084)	Bluebird Bio, Inc.*	(330,804)
(3,308)	DexCom, Inc.*	(510,226)
(5,966)	Guardant Health, Inc.*	(414,637)
(20,626)	Nektar Therapeutics*	(353,220)
		(1,803,792)
	ENERGY — (2.5)%
(16,552)	Occidental Petroleum Corp.	(670,356)
(71,416)	Transocean Ltd.*[2]	(339,226)
		(1,009,582)
	FINANCIAL — (4.2)%
(15,033)	American International Group, Inc.	(796,148)
(96,643)	Annaly Capital Management, Inc. - REIT	(867,854)
		(1,664,002)
	INDUSTRIAL — (3.9)%
(20,113)	Colfax Corp.*	(675,797)
(19,541)	General Electric Co.	(195,019)
(11,434)	Stericycle, Inc.*	(658,598)
		(1,529,414)
	TECHNOLOGY — (6.9)%
(3,606)	Alteryx, Inc.*	(329,949)
(3,515)	MongoDB, Inc.*	(449,111)
(10,065)	Qorvo, Inc.*	(813,856)
(4,933)	Splunk, Inc.*	(591,763)
(4,290)	Twilio, Inc. - Class A*	(414,242)
(338)	Western Digital Corp.	(17,458)
(440)	Zebra Technologies Corp. - Class A*	(104,663)
		(2,721,042)
	TOTAL COMMON STOCKS (Proceeds $12,129,540)	(12,186,936)
	TOTAL SECURITIES SOLD SHORT (Proceeds $12,129,540)	$(12,186,936)

REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	All or a portion of this security is segregated as collateral for securities sold short.
[2]	Foreign security denominated in U.S. Dollars.
[3]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

361 Domestic Long/Short Equity Fund

SUMMARY OF INVESTMENTS

As of October 31, 2019

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer, Non-cyclical	33.2%
Technology	22.8%
Financial	19.2%
Communications	9.0%
Industrial	5.6%
Consumer, Cyclical	4.7%
Utilities	4.5%
Basic Materials	3.7%
Total Common Stocks	102.7%
Short-Term Investments	22.3%
Total Investments	125.0%
Liabilities in Excess of Other Assets	(25.0)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

361 Global Long/Short Equity Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2019

Number of Shares		Value
	COMMON STOCKS — 99.1%
	BASIC MATERIALS — 4.8%
67,967	BHP Group PLC	$1,441,605
1,951,419	Fortescue Metals Group Ltd.	11,944,201
236,000	Kirkland Lake Gold Ltd.	11,082,378
275,771	Rio Tinto Ltd.	17,245,288
		41,713,472
	COMMUNICATIONS — 14.7%
10,034	Alphabet, Inc. - Class A*1	12,630,799
11,456	Alphabet, Inc. - Class C*1	14,435,820
570,445	Auto Trader Group PLC[2]	4,156,416
2,735	Booking Holdings, Inc.*1	5,603,386
39,159	CDW Corp.[1]	5,008,828
177,278	Corning, Inc.[1]	5,252,747
145,176	Discovery, Inc. - Class A*1	3,913,219
109,070	Facebook, Inc. - Class A*1	20,903,266
199,806	Fox Corp. - Class B1	6,241,939
42,746	IAC/InterActiveCorp*1	9,714,029
375,000	Kakaku.com, Inc.	8,707,459
798,700	KDDI Corp.	22,100,943
75,300	Trend Micro, Inc.	3,800,711
45,272	TripAdvisor, Inc.*1	1,828,989
19,765	VeriSign, Inc.*1	3,755,745
		128,054,296
	CONSUMER, CYCLICAL — 10.3%
37,900	ABC-Mart, Inc.	2,598,630
107,300	Air Canada*	3,820,796
24,667	Bayerische Motoren Werke A.G.	1,518,366
64,932	Best Buy Co., Inc.[1]	4,664,065
333,566	Carnival Corp.[1,3]	14,306,646
147,667	Darden Restaurants, Inc.[1]	16,578,574
361,039	Gap, Inc.[1]	5,870,494
996	NVR, Inc.*1	3,622,044
5,815	Porsche Automobil Holding S.E.	428,172
83,198	Ralph Lauren Corp.[1]	7,992,000
7,500	Sekisui House Ltd.	161,733
134,008	Starbucks Corp.[1]	11,331,716
11,410	Whirlpool Corp.[1]	1,735,689
150,836	Yum! Brands, Inc.[1]	15,341,529
		89,970,454
	CONSUMER, NON-CYCLICAL — 16.5%
101,114	a2 Milk Co., Ltd.*	839,485
42,125	Adecco Group A.G.	2,504,168

361 Global Long/Short Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
6,641	Alexion Pharmaceuticals, Inc.*1	$699,961
44,476	Amgen, Inc.[1]	9,484,507
154,183	Atlantia S.p.A.	3,809,314
49,850	Biogen, Inc.*1	14,890,694
23,822	Bristol-Myers Squibb Co.[1]	1,366,668
9,918	Carlsberg A/S - Class B	1,396,694
22,920	Clorox Co.[1]	3,385,055
336,146	Coca-Cola European Partners PLC[1,3]	17,987,172
117,729	Colgate-Palmolive Co.[1]	8,076,209
434,500	Empire Co., Ltd. - Class A	11,536,303
154,177	Gilead Sciences, Inc.[1]	9,822,617
46,525	Kimberly-Clark Corp.[1]	6,182,242
60,700	Loblaw Cos. Ltd.	3,237,088
147,506	METRO A.G.	2,408,744
61,400	Persol Holdings Co., Ltd.	1,179,373
238,932	Robert Half International, Inc.[1]	13,683,636
39,955	Societe BIC S.A.	2,774,034
153,111	Unilever N.V.	9,050,096
764,176	Western Union Co.[1]	19,150,251
		143,464,311
	DIVERSIFIED — 0.8%
326,226	Industrivarden A.B. - C Shares	7,068,229
	ENERGY — 1.8%
55,725	Equinor A.S.A.	1,034,567
820,100	Inpex Corp.	7,581,402
309,403	Plains GP Holdings LP - Class A*1	5,742,520
6,161	Royal Dutch Shell PLC - A Shares	178,594
40,674	Royal Dutch Shell PLC - B Shares	1,171,390
		15,708,473
	FINANCIAL — 19.4%
24,882	Ageas	1,434,994
93,247	Alliance Data Systems Corp.[1]	9,324,700
24,208	Athene Holding Ltd. - Class A*1,3	1,049,417
224,395	Brookfield Property REIT, Inc. - Class A - REIT[1]	4,241,066
33,979	Erie Indemnity Co. - Class A1	6,261,310
46,700	First Capital Realty, Inc.	772,956
227,700	Fukuoka Financial Group, Inc.	4,389,450
222,600	H&R Real Estate Investment Trust - REIT	3,765,491
12,780	Hang Lung Group Ltd.	32,009
289,207	HCP, Inc. - REIT[1]	10,879,967
239	Japan Prime Realty Investment Corp. - REIT	1,148,634

361 Global Long/Short Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	FINANCIAL (Continued)
143,300	Manulife Financial Corp.	$2,668,855
363,913	MetLife, Inc.[1]	17,027,489
148,600	MS&AD Insurance Group Holdings, Inc.	4,798,478
540,200	Power Corp. of Canada	12,501,174
387,100	Power Financial Corp.	9,052,221
20,002	Prudential Financial, Inc.[1]	1,822,982
69,874	Public Storage - REIT[1]	15,572,120
292,200	RioCan Real Estate Investment Trust - REIT	5,863,523
291,400	SmartCentres Real Estate Investment Trust - REIT	7,044,398
264,347	TD Ameritrade Holding Corp.[1]	10,145,638
96,500	Tokio Marine Holdings, Inc.	5,217,332
410,477	Unum Group[1]	11,304,537
352,792	Vornado Realty Trust - REIT[1]	23,153,739
		169,472,480
	INDUSTRIAL — 13.3%
54,678	Allegion PLC[1,3]	6,344,835
3,800	Central Japan Railway Co.	779,509
147,853	CIMIC Group Ltd.	3,369,501
1,736,100	ComfortDelGro Corp., Ltd.	2,931,655
91,090	Garmin Ltd.[1,3]	8,539,687
71,665	HEICO Corp. - Class A1	6,827,525
42,799	HeidelbergCement A.G.	3,173,107
283,700	Hitachi Ltd.	10,588,382
441,733	Johnson Controls International plc[1,3]	19,140,291
720,600	Konica Minolta, Inc.	5,289,059
357,757	LafargeHolcim Ltd.*	18,466,861
16,113	Lennox International, Inc.[1]	3,985,712
555	Mettler-Toledo International, Inc.*1	391,242
342,200	Mitsubishi Heavy Industries Ltd.	13,848,618
59,700	Nippon Express Co., Ltd.	3,406,219
5,800	Sumitomo Heavy Industries Ltd.	180,160
45,700	Taiheiyo Cement Corp.	1,292,807
8,900	Venture Corp. Ltd.	103,233
22,682	Waters Corp.*1	4,799,965
3,613,600	Yangzijiang Shipbuilding Holdings Ltd.	2,529,653
		115,988,021
	TECHNOLOGY — 14.2%
130,100	Advantest Corp.	5,920,654
51,668	Broadcom Inc.[1]	15,130,974
3	Cadence Design Systems, Inc.*1	196
66,800	CGI, Inc.*	5,192,456

361 Global Long/Short Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
22,046	Citrix Systems, Inc.[1]	$2,399,928
4,400	Constellation Software, Inc.	4,345,647
310,287	DXC Technology Co.[1]	8,585,641
309,502	Intel Corp.[1]	17,496,148
13,484	International Business Machines Corp.[1]	1,803,215
8,590	Leidos Holdings, Inc.[1]	740,716
45,276	Maxim Integrated Products, Inc.[1]	2,655,890
139,907	Micro Focus International PLC	1,920,242
12,580	NXP Semiconductors N.V.[1,3]	1,430,094
14,094	Qorvo, Inc.*1	1,139,641
91,472	QUALCOMM, Inc.[1]	7,358,008
516,200	Ricoh Co., Ltd.	4,597,078
16,935	Skyworks Solutions, Inc.[1]	1,542,101
134,598	Texas Instruments, Inc.[1]	15,881,218
36,205	Veeva Systems, Inc. - Class A*1	5,134,955
65,053	Xerox Holdings Corp.[1]	2,207,248
110,715	Xilinx, Inc.[1]	10,046,279
34,796	Zebra Technologies Corp. - Class A*1	8,276,925
		123,805,254
	UTILITIES — 3.3%
559,400	Chubu Electric Power Co., Inc.	8,392,257
238,871	Enagas S.A.	5,910,898
454,500	Kansai Electric Power Co., Inc.	5,302,256
1,700	Osaka Gas Co., Ltd.	33,243
343,923	Red Electrica Corp. S.A.	6,912,139
67,555	Uniper S.E.	2,105,507
		28,656,300
	TOTAL COMMON STOCKS (Cost $839,816,742)	863,901,290

Principal Amount
	SHORT-TERM INVESTMENTS — 13.7%
$119,763,725	UMB Money Market Fiduciary, 0.25%[4]	119,763,725
	TOTAL SHORT-TERM INVESTMENTS (Cost $119,763,725)	119,763,725

	TOTAL INVESTMENTS — 112.8% (Cost $959,580,467)	983,665,015

	Liabilities in Excess of Other Assets — (12.8)%	(111,693,892)
	TOTAL NET ASSETS — 100.0%	$871,971,123

361 Global Long/Short Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

Number of Shares		Value
	SECURITIES SOLD SHORT — (29.2)%
	COMMON STOCKS — (29.2)%
	BASIC MATERIALS — (4.7)%
(30,700)	Agnico Eagle Mines Ltd.	$(1,886,846)
(427,986)	ArcelorMittal	(6,363,845)
(16,900)	Cameco Corp.	(150,895)
(1,109,919)	Freeport-McMoRan, Inc.	(10,899,405)
(175,003)	Norsk Hydro A.S.A.	(618,381)
(209,853)	thyssenkrupp A.G.	(2,992,687)
(186,200)	Turquoise Hill Resources Ltd.*	(76,341)
(271,300)	West Fraser Timber Co., Ltd.	(12,544,355)
(89,907)	Westlake Chemical Corp.	(5,681,223)
		(41,213,978)
	COMMUNICATIONS — (2.2)%
(11,486)	Iliad S.A.	(1,190,383)
(454)	MercadoLibre, Inc.*	(236,770)
(57,900)	MonotaRO Co., Ltd.	(1,749,195)
(33,948)	Netflix, Inc.*	(9,756,995)
(76,197)	Wayfair, Inc. - Class A*	(6,265,679)
		(19,199,022)
	CONSUMER, CYCLICAL — (3.1)%
(127,400)	Ryohin Keikaku Co., Ltd.	(2,836,214)
(36,106)	Tesla, Inc.*	(11,370,502)
(347,816)	Valeo S.A.	(12,953,178)
		(27,159,894)
	CONSUMER, NON-CYCLICAL — (8.1)%
(143,702)	Alnylam Pharmaceuticals, Inc.*	(12,464,711)
(136,928)	BioMarin Pharmaceutical, Inc.*	(10,024,499)
(51,179)	Exact Sciences Corp.*	(4,452,573)
(431,772)	Nektar Therapeutics*	(7,394,096)
(16,460)	Ocado Group PLC*	(283,707)
(104,619)	Sarepta Therapeutics, Inc.*	(8,689,654)
(111,954)	Seattle Genetics, Inc.*	(12,023,860)
(407,400)	Takeda Pharmaceutical Co., Ltd.	(14,720,616)
		(70,053,716)
	ENERGY — (5.3)%
(181,967)	Cheniere Energy, Inc.*	(11,200,069)
(200,044)	Helmerich & Payne, Inc.	(7,501,650)
(11,738)	Marathon Oil Corp.	(135,339)
(367,767)	National Oilwell Varco, Inc.	(8,318,889)
(507,117)	Noble Energy, Inc.	(9,767,073)
(111,336)	Targa Resources Corp.	(4,328,744)

361 Global Long/Short Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	ENERGY (Continued)
(259,583)	TechnipFMC PLC[3]	$(5,121,573)
		(46,373,337)
	FINANCIAL — (2.9)%
(241,364)	Kinnevik A.B. - Class B	(6,605,560)
(3,676,642)	Melrose Industries PLC	(10,160,772)
(1,828,000)	Nomura Holdings, Inc.	(8,308,230)
		(25,074,562)
	INDUSTRIAL — (0.8)%
(1,693,800)	Bombardier, Inc. - Class B*	(2,134,772)
(10,100)	MISUMI Group, Inc.	(253,901)
(268,600)	SNC-Lavalin Group, Inc.	(4,855,642)
		(7,244,315)
	TECHNOLOGY — (2.1)%
(77,275)	MongoDB, Inc. - Class A*	(9,873,427)
(48,988)	Twilio, Inc. - Class A*	(4,730,281)
(70,604)	Western Digital Corp.	(3,646,697)
		(18,250,405)
	TOTAL COMMON STOCKS (Proceeds $257,795,930)	(254,569,229)
	TOTAL SECURITIES SOLD SHORT (Proceeds $257,795,930)	$(254,569,229)

LP – Limited Partnership

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	All or a portion of this security is segregated as collateral for securities sold short.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $4,156,416, which represents 0.48% of total net assets of the Fund.
[3]	Foreign security denominated in U.S. Dollars.
[4]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

361 Global Long/Short Equity Fund

SUMMARY OF INVESTMENTS

As of October 31, 2019

Security Type/Country	Percent of Total Net Assets
Common Stocks
United States	58.4%
Japan	13.9%
Canada	9.3%
United Kingdom	5.8%
Switzerland	3.4%
Australia	1.9%
Spain	1.5%
Germany	1.1%
Sweden	0.8%
Ireland	0.7%
Italy	0.4%
Singapore	0.4%
Netherlands	0.3%
France	0.3%
China	0.3%
Belgium	0.2%
Denmark	0.2%
Norway	0.1%
New Zealand	0.1%
Hong Kong	0.0%
Total Common Stocks	99.1%
Short-Term Investments	13.7%
Total Investments	112.8%
Liabilities in Excess of Other Assets	(12.8)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

361 Macro Opportunity Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2019

Number of Shares		Value
	COMMON STOCKS — 62.4%
	BASIC MATERIALS — 1.3%
232	Celanese Corp.	$28,107
836	Eastman Chemical Co.	63,569
718	Newmont Goldcorp Corp.	28,526
		120,202
	COMMUNICATIONS — 3.6%
27	Booking Holdings, Inc.*	55,317
486	CDW Corp.	62,165
5,718	Grupo Televisa SAB - ADR[1]	63,184
3,027	Maxar Technologies, Inc.	25,699
310	Trade Desk, Inc. - Class A*	62,248
4,145	Viavi Solutions, Inc.*	66,154
		334,767
	CONSUMER, CYCLICAL — 13.0%
1,971	Century Communities, Inc.*	59,465
125	Costco Wholesale Corp.	37,139
1,238	DR Horton, Inc.	64,834
11,864	GameStop Corp. - Class A	64,540
1,050	Installed Building Products, Inc.*	68,481
1,527	KB Home	54,499
2,449	Knoll, Inc.	65,486
487	Lennar Corp. - Class A	29,025
1,559	M/I Homes, Inc.*	68,877
452	Mohawk Industries, Inc.*	64,808
2,914	Newell Brands, Inc.	55,278
10	NVR, Inc.*	36,366
349	RH*	63,413
575	Ross Stores, Inc.	63,060
507	Target Corp.	54,203
1,080	TJX Cos., Inc.	62,262
3,562	TRI Pointe Group, Inc.*	56,066
2,038	Urban Outfitters, Inc.*	58,491
840	Visteon Corp.*	78,137
457	Walmart, Inc.	53,588
2,718	William Lyon Homes - Class A*	52,593
		1,210,611
	CONSUMER, NON-CYCLICAL — 17.8%
8,079	Altria Group, Inc.	361,858
306	Amgen, Inc.	65,254
1,058	AstraZeneca PLC - ADR[1]	51,874
13,375	Avantor, Inc.*	190,059
1,157	Bristol-Myers Squibb Co.	66,377

361 Macro Opportunity Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
1,600	Campbell Soup Co.	$74,096
1,028	Coca-Cola Co.	55,954
3,500	Cosan Ltd. - Class A*1	58,870
584	CVS Health Corp.	38,772
1,059	DENTSPLY SIRONA, Inc.	58,012
11,200	Endo International PLC*1	51,408
1,490	GlaxoSmithKline PLC - ADR[1]	68,242
348	Global Payments, Inc.	58,875
207	Hershey Co.	30,402
475	Johnson & Johnson	62,719
5,810	Kraft Heinz Co.	187,837
689	Kroger Co.	16,977
1,723	Novo Nordisk A/S - ADR[1]	95,144
922	NuVasive, Inc.*	65,038
		1,657,768
	ENERGY — 0.6%
645	SolarEdge Technologies, Inc.*	54,799
	FINANCIAL — 7.5%
261	Allstate Corp.	27,776
1,091	Ally Financial, Inc.	33,417
950	Apartment Investment & Management Co. - Class A - REIT	52,136
276	AvalonBay Communities, Inc. - REIT	60,074
2,060	Bank of America Corp.	64,416
1,278	Deluxe Corp.	66,239
1,980	Getty Realty Corp. - REIT	66,409
394	JPMorgan Chase & Co.	49,219
2,588	Kimco Realty Corp. - REIT	55,797
688	Lamar Advertising Co. - Class A - REIT	55,047
475	Mid-America Apartment Communities, Inc. - REIT	66,020
1,321	Omega Healthcare Investors, Inc. - REIT	58,177
1,350	Weyerhaeuser Co. - REIT	39,434
		694,161
	INDUSTRIAL — 9.5%
1,623	Boise Cascade Co.	58,055
3,344	Builders FirstSource, Inc.*	75,608
596	Generac Holdings, Inc.*	57,562
2,226	Ichor Holdings Ltd.*1	64,799
389	Illinois Tool Works, Inc.	65,577
511	Ingersoll-Rand PLC[1]	64,841
422	Jacobs Engineering Group, Inc.	39,491
285	Kansas City Southern	40,122

361 Macro Opportunity Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	INDUSTRIAL (Continued)
726	Knowles Corp.*	$15,667
132	Martin Marietta Materials, Inc.	34,572
421	Nordson Corp.	66,017
732	Oshkosh Corp.	62,498
1,150	Owens Corning	70,472
286	Raytheon Co.	60,692
1,729	Summit Materials, Inc. - Class A*	39,646
601	Trex Co., Inc.*	52,822
96	Vulcan Materials Co.	13,715
		882,156
	TECHNOLOGY — 7.3%
183	Activision Blizzard, Inc.	10,254
1,936	Advanced Micro Devices, Inc.*	65,688
1,143	Applied Materials, Inc.	62,019
230	ASML Holding N.V.[1]	60,253
3,011	FormFactor, Inc.*	65,730
1,165	Intel Corp.	65,857
453	Microsoft Corp.	64,947
378	MKS Instruments, Inc.	40,907
337	NVIDIA Corp.	67,744
542	Seagate Technology PLC[1]	31,452
1,223	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR[1]	63,144
3,533	Ultra Clean Holdings, Inc.*	75,500
		673,495
	UTILITIES — 1.8%
1,387	Brookfield Renewable Partners LP1	59,003
596	Consolidated Edison, Inc.	54,963
1,066	PNM Resources, Inc.	55,592
		169,558
	TOTAL COMMON STOCKS (Cost $5,609,059)	5,797,517
	EXCHANGE-TRADED FUNDS — 45.1%
269	Apple, Inc.	66,917
3,071	iShares 7-10 Year Treasury Bond ETF	345,518
17,269	iShares Core U.S. Aggregate Bond ETF[2]	1,953,987
3,859	iShares MSCI Brazil ETF	172,111
1,521	iShares MSCI New Zealand ETF	79,883
4,365	iShares MSCI Switzerland ETF	168,402
945	iShares Russell 2000 Value ETF	115,659
8,659	SPDR Gold Shares*2	1,233,301

361 Macro Opportunity Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

Number of Shares		Value
	EXCHANGE-TRADED FUNDS (Continued)
555	Technology Select Sector SPDR Fund	$46,437
	TOTAL EXCHANGE-TRADED FUNDS (Cost $4,099,210)	4,182,215

	TOTAL INVESTMENTS — 107.5% (Cost $9,708,269)	9,979,732

	Liabilities in Excess of Other Assets — (7.5)%	(693,375)
	TOTAL NET ASSETS — 100.0%	$9,286,357

Number of Shares
	SECURITIES SOLD SHORT — (22.8)%
	COMMON STOCKS — (17.4)%
	BASIC MATERIALS — (0.7)%
(975)	DuPont de Nemours, Inc.	(64,262)
	COMMUNICATIONS — (4.8)%
(699)	CBS Corp. - Class B	(25,192)
(1,355)	Cisco Systems, Inc.	(64,376)
(1,076)	Etsy, Inc.*	(47,871)
(258)	FactSet Research Systems, Inc.	(65,408)
(699)	GrubHub, Inc.*	(23,808)
(709)	Lyft, Inc. - Class A*	(29,381)
(234)	Netflix, Inc.*	(67,254)
(1,998)	Pinterest, Inc.*	(50,230)
(940)	Uber Technologies, Inc.*	(29,610)
(525)	Wayfair, Inc.*	(43,171)
		(446,301)
	CONSUMER, CYCLICAL — (4.9)%
(85)	Chipotle Mexican Grill, Inc.*	(66,143)
(7,544)	Ford Motor Co.	(64,803)
(4,274)	Macy's, Inc.	(64,794)
(302)	McDonald's Corp.	(59,403)
(694)	NIKE, Inc. - Class B	(62,148)
(1,102)	Ollie's Bargain Outlet Holdings, Inc.*	(70,396)
(793)	Wingstop, Inc.	(66,160)
		(453,847)
	ENERGY — (1.4)%
(868)	EOG Resources, Inc.	(60,161)
(2,076)	Schlumberger Ltd.[1]	(67,865)
		(128,026)
	INDUSTRIAL — (1.4)%
(831)	Ball Corp.	(58,145)

361 Macro Opportunity Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	INDUSTRIAL (Continued)
(7,647)	General Electric Co.	$(76,317)
		(134,462)
	TECHNOLOGY — (3.5)%
(3,628)	Box, Inc.*	(61,386)
(94)	Fair Isaac Corp.*	(28,580)
(445)	HubSpot, Inc.*	(69,019)
(2,069)	Slack Technologies, Inc. - Class A*	(45,518)
(446)	Splunk, Inc.*	(53,502)
(671)	Twilio, Inc. - Class A*	(64,792)
		(322,797)
	UTILITIES — (0.7)%
(522)	DTE Energy Co.	(66,461)
	TOTAL COMMON STOCKS (Proceeds $1,655,698)	(1,616,156)
	EXCHANGE-TRADED FUNDS — (5.4)%
(4,661)	iShares iBoxx High Yield Corporate Bond ETF	(404,622)
(1,237)	SPDR S&P Biotech ETF	(100,976)
	TOTAL EXCHANGE-TRADED FUNDS (Proceeds $497,741)	(505,598)

	TOTAL SECURITIES SOLD SHORT (Proceeds $2,153,439)	$(2,121,754)

ADR – American Depository Receipt
ETF – Exchange-Traded Fund
LP – Limited Partnership
PLC – Public Limited Company
REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	All or a portion of this security is segregated as collateral for securities sold short.

See accompanying Notes to Financial Statements.

361 Macro Opportunity Fund

SUMMARY OF INVESTMENTS

As of October 31, 2019

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer, Non-cyclical	17.8%
Consumer, Cyclical	13.0%
Industrial	9.5%
Financial	7.5%
Technology	7.3%
Communications	3.6%
Utilities	1.8%
Basic Materials	1.3%
Energy	0.6%
Total Common Stocks	62.4%
Exchange-Traded Funds	45.1%
Total Investments	107.5%
Liabilities in Excess of Other Assets	(7.5)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

361 U.S. Small Cap Equity Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2019

Number of Shares		Value
	COMMON STOCKS — 101.3%
	BASIC MATERIALS — 3.4%
3,114	Carpenter Technology Corp.	$152,648
9,604	Commercial Metals Co.	185,645
2,006	Ingevity Corp.*	168,925
1,744	Kaiser Aluminum Corp.	186,748
2,396	Materion Corp.	136,189
		830,155
	COMMUNICATIONS — 4.0%
12,143	Boingo Wireless, Inc.*	114,994
4,276	Cargurus, Inc.*	143,631
1,976	ePlus, Inc.*	154,385
9,333	NIC, Inc.	219,512
4,276	Perficient, Inc.*	167,619
10,544	TEGNA, Inc.	158,477
		958,618
	CONSUMER, CYCLICAL — 12.9%
8,363	Bloomin' Brands, Inc.	165,671
5,653	BMC Stock Holdings, Inc.*	152,574
3,637	Brinker International, Inc.	161,665
17,739	Everi Holdings, Inc.*	178,454
1,979	Fox Factory Holding Corp.*	120,600
7,390	Funko, Inc. - Class A*	133,020
3,793	Genesco, Inc.*	147,358
2,078	Group 1 Automotive, Inc.	206,636
4,754	H&E Equipment Services, Inc.	161,351
3,611	Herman Miller, Inc.	167,911
6,735	Hibbett Sports, Inc.*	160,697
2,889	Installed Building Products, Inc.*	188,421
2,325	Meritage Homes Corp.*	167,609
897	RH*	162,985
3,849	Rush Enterprises, Inc. - Class A	168,163
6,056	SeaWorld Entertainment, Inc.*	160,000
2,714	SkyWest, Inc.	161,619
7,599	Taylor Morrison Home Corp.*	190,355
4,944	Zumiez, Inc.*	157,763
		3,112,852
	CONSUMER, NON-CYCLICAL — 23.2%
3,899	ACADIA Pharmaceuticals, Inc.*	165,357
16,766	ACCO Brands Corp.	153,409
1,810	Addus HomeCare Corp.*	152,420
1,294	Amedisys, Inc.*	166,305
3,088	Anika Therapeutics, Inc.*	217,364

361 U.S. Small Cap Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
397	Boston Beer Co., Inc. - Class A*	$148,661
4,703	Cardtronics PLC - Class A*1	161,125
3,720	Chegg, Inc.*	114,055
384	Chemed Corp.	151,261
8,366	Coherus Biosciences, Inc.*	145,317
1,883	CONMED Corp.	207,168
3,015	Emergent BioSolutions, Inc.*	172,337
4,494	EVERTEC, Inc.[1]	137,472
3,462	FibroGen, Inc.*	135,537
1,430	FTI Consulting, Inc.*	155,684
10,091	Halozyme Therapeutics, Inc.*	154,594
1,112	Helen of Troy Ltd.*1	166,533
9,240	Hertz Global Holdings, Inc.*	124,832
4,537	HMS Holdings Corp.*	148,315
2,181	ICF International, Inc.	186,890
9,558	Insmed, Inc.*	177,683
1,943	Integer Holdings Corp.*	150,466
894	J&J Snack Foods Corp.	170,540
1,062	Ligand Pharmaceuticals, Inc.*	115,556
778	Medifast, Inc.	86,311
2,102	Medpace Holdings, Inc.*	154,770
4,832	Prestige Consumer Healthcare, Inc.*	171,343
13,073	R1 RCM, Inc.*	138,966
6,199	Rent-A-Center, Inc.	160,368
1,843	Repligen Corp.*	146,500
6,215	Rosetta Stone, Inc.*	119,079
5,891	Simply Good Foods Co.*	144,565
2,651	Tandem Diabetes Care, Inc.*	163,249
8,078	Theravance Biopharma, Inc.*1	130,217
1,185	U.S. Physical Therapy, Inc.	167,642
10,197	Vanda Pharmaceuticals, Inc.*	137,762
7,489	Voyager Therapeutics, Inc.*	115,256
		5,614,909
	ENERGY — 2.0%
3,492	CVR Energy, Inc.	165,591
17,855	Helix Energy Solutions Group, Inc.*	153,374
2,002	SolarEdge Technologies, Inc.*	170,090
		489,055
	FINANCIAL — 27.9%
5,719	Acadia Realty Trust - REIT	160,018
5,504	Americold Realty Trust - REIT	220,655

361 U.S. Small Cap Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	FINANCIAL (Continued)
5,375	BancorpSouth Bank	$164,851
19,840	Capstead Mortgage Corp. - REIT	153,363
2,899	Cohen & Steers, Inc.	189,711
1,357	EastGroup Properties, Inc. - REIT	181,770
1,585	eHealth, Inc.*	109,428
6,546	Enova International, Inc.*	153,766
3,501	Essent Group Ltd.[1]	182,367
7,566	Essential Properties Realty Trust, Inc. - REIT	194,144
4,941	Federated Investors, Inc. - Class B	157,816
14,241	First BanCorp[1]	149,815
12,404	First Commonwealth Financial Corp.	174,772
5,087	First Financial Bankshares, Inc.	169,295
4,048	First Industrial Realty Trust, Inc. - REIT	170,461
7,916	First Midwest Bancorp, Inc.	162,595
3,796	Glacier Bancorp, Inc.	160,647
6,596	Hannon Armstrong Sustainable Infrastructure Capital, Inc. - REIT	196,957
4,901	Health Insurance Innovations, Inc. - Class A*	129,778
8,029	Hilltop Holdings, Inc.	187,557
1,589	Innovative Industrial Properties, Inc. - REIT	120,764
12,973	Investors Bancorp, Inc.	156,325
2,363	McGrath RentCorp	180,321
11,510	MGIC Investment Corp.	157,802
17,802	Mr Cooper Group, Inc.*	227,866
4,713	National Storage Affiliates Trust - REIT	161,043
6,017	NMI Holdings, Inc. - Class A*	175,997
5,957	PennyMac Financial Services, Inc.*	185,441
7,195	PennyMac Mortgage Investment Trust - REIT	164,694
1,026	PS Business Parks, Inc. - REIT	185,244
7,182	Radian Group, Inc.	180,268
3,445	Rexford Industrial Realty, Inc. - REIT	165,670
1,645	RLI Corp.	160,091
2,293	Ryman Hospitality Properties, Inc. - REIT	193,002
4,743	Sandy Spring Bancorp, Inc.	163,633
2,098	Selective Insurance Group, Inc.	145,014
5,342	United Community Banks, Inc.	161,382
2,836	Walker & Dunlop, Inc.	178,640
2,482	Westamerica Bancorporation	163,862
7,278	Xenia Hotels & Resorts, Inc. - REIT	153,202
		6,750,027
	INDUSTRIAL — 15.4%
2,720	Aerovironment, Inc.*	157,706
4,187	Arcosa, Inc.	160,823

361 U.S. Small Cap Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	INDUSTRIAL (Continued)
6,430	Atkore International Group, Inc.*	$223,121
3,578	AZZ, Inc.	138,791
2,787	Badger Meter, Inc.	161,089
5,142	Benchmark Electronics, Inc.	174,314
4,958	Boise Cascade Co.	177,348
27,432	DHT Holdings, Inc.[1]	212,049
13,116	Dorian LPG Ltd.*1	163,294
2,327	EMCOR Group, Inc.	204,101
2,929	Exponent, Inc.	186,079
4,822	Federal Signal Corp.	156,426
13,768	Frontline Ltd.*1	143,462
2,138	GATX Corp.	170,078
1,797	Generac Holdings, Inc.*	173,554
2,628	Itron, Inc.*	200,411
7,486	Knowles Corp.*	161,548
2,509	MasTec, Inc.*	157,916
2,333	NV5 Global, Inc.*	168,979
1,420	OSI Systems, Inc.*	140,921
1,389	Tennant Co.	107,550
2,141	Tetra Tech, Inc.	187,273
		3,726,833
	TECHNOLOGY — 8.3%
11,210	Amkor Technology, Inc.*	139,340
900	CACI International, Inc. - Class A*	201,375
2,902	Cirrus Logic, Inc.*	197,220
3,528	CSG Systems International, Inc.	203,354
3,177	Five9, Inc.*	176,355
2,207	MAXIMUS, Inc.	169,365
2,098	Mercury Systems, Inc.*	154,539
1,989	Omnicell, Inc.*	140,006
4,061	Progress Software Corp.	161,953
2,998	SPS Commerce, Inc.*	158,204
4,345	Upland Software, Inc.*	162,851
7,436	Xperi Corp.	150,988
		2,015,550
	UTILITIES — 4.2%
1,949	American States Water Co.	185,408
3,465	Avista Corp.	166,424
1,737	Chesapeake Utilities Corp.	164,668
2,413	NorthWestern Corp.	174,991
1,747	ONE Gas, Inc.	162,191

361 U.S. Small Cap Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	UTILITIES (Continued)
1,996	Spire, Inc.	$167,784
		1,021,466
	Total Common Stocks (Cost $22,568,380)	24,519,465

Principal Amount
	SHORT-TERM INVESTMENTS — 2.8%
$664,104	UMB Money Market Fiduciary, 0.25%[2]	664,104
	TOTAL SHORT-TERM INVESTMENTS (Cost $664,104)	664,104

	TOTAL INVESTMENTS — 104.1% (Cost $23,232,484)	25,183,569

	Liabilities in Excess of Other Assets — (4.1)%	(987,319)
	TOTAL NET ASSETS — 100.0%	$24,196,250

PLC – Public Limited Company
REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

361 U.S. Small Cap Equity Fund

SUMMARY OF INVESTMENTS

As of October 31, 2019

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financial	27.9%
Consumer, Non-cyclical	23.2%
Industrial	15.4%
Consumer, Cyclical	12.9%
Technology	8.3%
Utilities	4.2%
Communications	4.0%
Basic Materials	3.4%
Energy	2.0%
Total Common Stocks	101.3%
Short-Term Investments	2.8%
Total Investments	104.1%
Liabilities in Excess of Other Assets	(4.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

As of October 31, 2019

	361 Managed Futures Strategy Fund	361 Global Managed Futures Strategy Fund	361 Domestic Long/Short Equity Fund
Assets:
Investments, at cost	$129,712,605	$43,365,915	$47,208,203
Foreign currency at brokers, at cost	-	672,908	-
Foreign currency, at cost	-	-	-

Investments, at value	$129,961,557	$43,377,246	$49,401,105
Foreign currency at brokers, at value	-	697,023	-
Foreign currency, at value	-	-	-
Unrealized appreciation on open futures contracts	517,390	4,805	-
Cash	-	-	-
Cash deposited with brokers for securities sold short	-	-	3,484,976
Cash deposited with brokers for futures contracts	1,737,410	234,142	-
Receivables:
Investment securities sold	-	-	-
Fund shares sold	102,007	20,834	351
Dividends and interest	274,024	971	30,356
Due from Advisor	-	-	-
Prepaid expenses	27,319	903	13,790
Other assets	-	267	-
Total assets	132,619,707	44,336,191	52,930,578

Liabilities:
Securities sold short, proceeds	$-	$-	$12,129,540
Foreign currency, proceeds	-	-	-
Securities sold short, at value	$-	$-	$12,186,936
Foreign currency due to custodian, at value	-	-	-
Payables:
Due to broker for futures contracts	-	11	-
Investment securities purchased	770,000	-	-
Unrealized depreciation on open futures contracts	390	3,770	-
Fund shares redeemed	26,995	1,199,057	1,094,410
Advisory fees	169,671	48,098	26,903
Sub-advisory fees	9,034	-	-
Shareholder servicing fees (Note 7)	41,532	13,186	2,835
Distribution fees (Note 6)	9,546	2,176	133
Fund administration fees	44,199	21,499	18,572
Transfer agent fees and expenses	27,366	18,247	14,295
Auditing fees	19,750	19,750	19,750
Shareholder reporting fees	16,445	12,096	1,445
Custody fees	9,525	6,672	3,579
Trustees' deferred compensation (Note 3)	3,959	3,191	3,348
Chief Compliance Officer fees	2,768	2,161	1,940
Trustees' fees and expenses	125	392	58
Due to custodian	-	-	-
Dividends and interest on securities sold short	-	-	17,817

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES - Continued

As of October 31, 2019

	361 Managed Futures Strategy Fund	361 Global Managed Futures Strategy Fund	361 Domestic Long/Short Equity Fund
Accrued other expenses	5,841	13,631	6,205
Total liabilities	1,157,146	1,363,937	13,398,226
Net Assets	$131,462,561	$42,972,254	$39,532,352

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with a number of shares authorized)	$133,698,618	$45,903,085	$36,982,963
Total distributable earnings (accumulated deficit)	(2,236,057)	(2,930,831)	2,549,389
Net Assets	$131,462,561	$42,972,254	$39,532,352

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$48,006,439	$10,394,647	$656,364
Shares of beneficial interest issued and outstanding	4,068,404	957,827	62,142
Net asset value, offering and redemption price per share	$11.80	$10.85	$10.56

Class I Shares:
Net assets applicable to shares outstanding	$83,456,122	$32,577,607	$13,658,494
Shares of beneficial interest issued and outstanding	6,936,711	2,957,528	1,281,944
Net asset value, offering and redemption price per share	$12.03	$11.02	$10.65

Class Y Shares:
Net assets applicable to shares outstanding	$-	$-	$25,217,494
Shares of beneficial interest issued and outstanding	-	-	2,357,978
Net asset value, offering and redemption price per share	$-	$-	$10.69

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES - Continued

As of October 31, 2019

	361 Global Long/Short Equity Fund	361 Macro Opportunity Fund	361 U.S. Small Cap Equity Fund
Assets:
Investments, at cost	$959,580,467	$9,708,269	$23,232,484
Foreign currency at brokers, at cost	-	-	-
Foreign currency, at cost	1,564,839	-	-
Investments, at value	$983,665,015	$9,979,732	$25,183,569
Foreign currency at brokers, at value	-	-	-
Foreign currency, at value	1,579,786	-	-
Unrealized appreciation on open futures contracts	-	-	-
Cash	370,976	-	-
Cash deposited with brokers for securities sold short	148,713,179	-	-
Cash deposited with brokers for futures contracts	-	1,621,804	-
Receivables:
Investment securities sold	7,628,462	561,443	761,961
Fund shares sold	685,414	10	374
Dividends and interest	2,683,956	3,889	3,051
Due from Advisor	-	1,503	3,209
Prepaid expenses	70,831	9,608	24,544
Other assets	-	-	-
Total assets	1,145,397,619	12,177,989	25,976,708

Liabilities:
Securities sold short, proceeds	$257,795,930	$2,153,439	$-
Foreign currency, proceeds	1	162	-
Securities sold short, at value	$254,569,229	$2,121,754	$-
Foreign currency due to custodian, at value	1	159	-
Payables:
Due to broker for futures contracts	-	-	-
Investment securities purchased	14,428,703	668,933	913,390
Unrealized depreciation on open futures contracts	-	-	-
Fund shares redeemed	2,244,999	3,358	787,796
Advisory fees	863,955	-	-
Sub-advisory fees	-	-	-
Shareholder servicing fees (Note 7)	97,344	1,213	3,630
Distribution fees (Note 6)	6,582	40	334
Fund administration fees	143,735	14,677	16,242
Transfer agent fees and expenses	59,316	8,987	14,110
Auditing fees	19,750	19,750	19,849
Shareholder reporting fees	37,097	1,596	2,954
Custody fees	40,260	6,666	9,479
Trustees' deferred compensation (Note 3)	4,867	2,973	2,996
Chief Compliance Officer fees	1,858	1,052	974
Trustees' fees and expenses	70	135	413
Due to custodian	-	36,662	-
Dividends and interest on securities sold short	906,504	1,131	-

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES - Continued

As of October 31, 2019

	361 Global Long/Short Equity Fund	361 Macro Opportunity Fund	361 U.S. Small Cap Equity Fund
Accrued other expenses	2,226	2,546	8,291
Total liabilities	273,426,496	2,891,632	1,780,458
Net Assets	$871,971,123	$9,286,357	$24,196,250

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with a number of shares authorized)	$880,784,698	$11,009,674	$26,271,172
Total distributable earnings (accumulated deficit)	(8,813,575)	(1,723,317)	(2,074,922)
Net Assets	$871,971,123	$9,286,357	$24,196,250

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$29,320,481	$181,218	$1,589,490
Shares of beneficial interest issued and outstanding	2,669,805	20,883	149,700
Net asset value, offering and redemption price per share	$10.98	$8.68	$10.62

Class I Shares:
Net assets applicable to shares outstanding	$332,247,235	$9,105,139	$22,497,183
Shares of beneficial interest issued and outstanding	30,019,514	1,035,531	2,105,903
Net asset value, offering and redemption price per share	$11.07	$8.79	$10.68

Class Y Shares:
Net assets applicable to shares outstanding	$510,403,407	$-	$109,577
Shares of beneficial interest issued and outstanding	45,982,991	-	10,249
Net asset value, offering and redemption price per share	$11.10	$-	$10.69

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2019

	361 Managed Futures Strategy Fund	361 Global Managed Futures Strategy Fund	361 Domestic Long/Short Equity Fund
Investment income:
Dividends (net of foreign withholding taxes of $0, $0 and $0, respectively)	$-	$-	$930,189
Interest	5,609,175	1,288,241	228,046
Total investment income	5,609,175	1,288,241	1,158,235

Expenses:
Advisory fees	3,080,817	816,404	497,114
Sub-advisory fees	195,204	-	-
Shareholder servicing fees - Class I (Note 7)	179,192	58,296	14,689
Shareholder servicing fees - Investor Class (Note 7)	62,282	12,574	1,173
Fund administration fees	190,755	79,738	68,690
Distribution fees (Note 6)	132,484	28,967	1,956
Transfer agent fees and expenses	73,340	47,649	41,816
Registration fees	43,718	42,675	45,028
Shareholder reporting fees	35,473	24,311	5,715
Custody fees	28,408	16,469	13,502
Auditing fees	19,750	19,750	19,750
Chief Compliance Officer fees	17,320	6,358	11,397
Trustees' fees and expenses	9,202	8,499	8,995
Legal fees	8,790	16,022	10,407
Miscellaneous	7,448	8,348	5,893
Insurance fees	1,652	1,623	1,797
Interest expense	-	27,655	243,064
Dividends on securities sold short	-	-	225,932
Interest on securities sold short	-	-	-
Total expenses	4,085,835	1,215,338	1,216,918
Advisory/sub-advisory waived	(27,863)	(22,277)	(101,935)
Other expenses absorbed	-	-	-
Net expenses	4,057,972	1,193,061	1,114,983
Net investment income (loss)	1,551,203	95,180	43,252

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	285,977	1,717	1,370,516
Securities sold short	-	-	(838,046)
Futures contracts	211,554	3,038,563	-
Foreign currency transactions	-	(54,708)	-
Net realized gain (loss)	497,531	2,985,572	532,470
Net change in unrealized appreciation/depreciation on:
Investments	124,837	12,908	3,224,383
Securities sold short	-	-	(985,411)
Futures contracts	2,139,447	622,549	-
Foreign currency translations	-	35,256	-
Net change in unrealized appreciation/depreciation	$2,264,284	$670,713	$2,238,972

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS - Continued

For the Year Ended October 31, 2019

	361 Managed Futures Strategy Fund	361 Global Managed Futures Strategy Fund	361 Domestic Long/Short Equity Fund
Net realized and unrealized gain (loss)	2,761,815	3,656,285	2,771,442
Net Increase (Decrease) in Net Assets from Operations	$4,313,018	$3,751,465	$2,814,694

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS - Continued

For the Year Ended October 31, 2019

	361 Global Long/Short Equity Fund	361 Macro Opportunity Fund	361 U.S. Small Cap Equity Fund
Investment income:
Dividends (net of foreign withholding taxes of $1,210,522, $1,506 and $0, respectively)	$18,007,892	$155,894	$322,406
Interest	2,370,479	30,339	1,173
Total investment income	20,378,371	186,233	323,579

Expenses:
Advisory fees	9,190,820	131,564	216,880
Sub-advisory fees	-	-	-
Shareholder servicing fees - Class I (Note 7)	328,359	11,547	33,793
Shareholder servicing fees - Investor Class (Note 7)	66,706	222	2,655
Fund administration fees	598,943	54,628	59,017
Distribution fees (Note 6)	110,899	496	4,425
Transfer agent fees and expenses	190,562	24,812	41,880
Registration fees	116,170	32,485	47,209
Shareholder reporting fees	89,454	3,793	10,221
Custody fees	160,852	20,581	58,205
Auditing fees	19,750	19,750	19,849
Chief Compliance Officer fees	11,344	5,358	5,356
Trustees' fees and expenses	11,586	7,999	8,400
Legal fees	23,682	6,006	11,916
Miscellaneous	14,855	5,237	5,961
Insurance fees	3,206	1,350	1,547
Interest expense	-	-	-
Dividends on securities sold short	3,720,016	48,203	-
Interest on securities sold short	3,066,777	26,317	-
Total expenses	17,723,981	400,348	527,314
Advisory/sub-advisory waived	(211,030)	(125,319)	(216,880)
Other expenses absorbed	-	-	(41,830)
Net expenses	17,512,951	275,029	268,604
Net investment income (loss)	2,865,420	(88,796)	54,975

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(42,429,309)	(631,208)	(2,933,820)
Securities sold short	7,131,288	(177,097)	-
Futures contracts	-	-	-
Foreign currency transactions	317,466	-	-
Net realized gain (loss)	(34,980,555)	(808,305)	(2,933,820)
Net change in unrealized appreciation/depreciation on:
Investments	52,903,570	158,737	2,588,373
Securities sold short	(24,327,534)	(84,085)	-
Futures contracts	-	-	-
Foreign currency translations	13,374	3	-
Net change in unrealized appreciation/depreciation	$28,589,410	$74,655	$2,588,373

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS - Continued

For the Year Ended October 31, 2019

	361 Global Long/Short Equity Fund	361 Macro Opportunity Fund	361 U.S. Small Cap Equity Fund
Net realized and unrealized gain (loss)	(6,391,145)	(733,650)	(345,447)
Net Increase (Decrease) in Net Assets from Operations	$(3,525,725)	$(822,446)	$(290,472)

See accompanying Notes to Financial Statements.

361 Managed Futures Strategy Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,551,203	$663,188
Net realized gain on investments and futures contracts	497,531	318,765
Net change in unrealized appreciation/depreciation on investments and futures contracts	2,264,284	(3,963,408)
Net increase (decrease) in net assets resulting from operations	4,313,018	(2,981,455)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	15,578,984	18,733,111
Class I	50,142,326	83,135,805
Cost of shares redeemed:
Investor Class	(24,678,446)	(58,090,689)
Class I	(159,506,818)	(127,663,929)
Net decrease in net assets from capital transactions	(118,463,954)	(83,885,702)

Total decrease in net assets	(114,150,936)	(86,867,157)

Net Assets:
Beginning of period	245,613,497	332,480,654
End of period	$131,462,561	$245,613,497
Capital Share Transactions:
Shares sold:
Investor Class	1,375,437	1,635,629
Class I	4,394,752	7,133,267
Shares redeemed:
Investor Class	(2,197,475)	(5,067,227)
Class I	(14,050,498)	(11,015,244)
Net decrease in capital share transactions	(10,477,784)	(7,313,575)

See accompanying Notes to Financial Statements.

361 Global Managed Futures Strategy Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$95,180	$(599,362)
Net realized gain (loss) on investments, futures contracts and foreign
currency transactions	2,985,572	(5,944,598)
Net change in unrealized appreciation/depreciation on investments, futures contracts and foreign currency translations	670,713	(758,728)
Net increase (decrease) in net assets resulting from operations	3,751,465	(7,302,688)

Distributions to Shareholders:
Investor Class	-	(1,657,471)
Class I	-	(3,949,215)
Total distributions to shareholders	-	(5,606,686)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	3,952,681	13,368,794
Class I	17,005,693	57,568,866
Reinvestment of distributions:
Investor Class	-	1,562,992
Class I	-	3,666,145
Cost of shares redeemed:
Investor Class	(8,996,148)	(29,474,244)
Class I	(58,897,004)	(54,079,943)
Net decrease in net assets from capital transactions	(46,934,778)	(7,387,390)

Total decrease in net assets	(43,183,313)	(20,296,764)

Net Assets:
Beginning of period	86,155,567	106,452,331
End of period	$42,972,254	$86,155,567
Capital Share Transactions:
Shares sold:
Investor Class	379,617	1,235,401
Class I	1,608,791	5,301,806
Shares reinvested:
Investor Class	-	144,188
Class I	-	334,808
Shares redeemed:
Investor Class	(864,659)	(2,812,451)
Class I	(5,591,067)	(5,062,586)
Net decrease in capital share transactions	(4,467,318)	(858,834)

See accompanying Notes to Financial Statements.

361 Domestic Long/Short Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$43,252	$(249,164)
Net realized gain on investments, securities sold short and foreign currency transactions	532,470	3,104,270
Net change in unrealized appreciation/depreciation on investments and securities sold short	2,238,972	(2,249,518)
Net increase in net assets resulting from operations	2,814,694	605,588

Distributions to Shareholders:
Investor Class	(47,806)	(9,445)
Class I	(570,016)	(81,407)
Class Y	(2,178,260)	(614,030)
Total distributions to shareholders	(2,796,082)	(704,882)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	506,873	835,024
Class I	12,036,333	8,061,978
Class Y	4,589,775	7,050,000
Reinvestment of distributions:
Investor Class	47,806	7,344
Class I	253,616	80,106
Class Y	358,160	48,549
Cost of shares redeemed:
Investor Class	(578,632)	(552,687)
Class I	(8,488,158)	(2,179,817)
Class Y	(10,485,060)	(3,061,730)
Net increase (decrease) in net assets from capital transactions	(1,759,287)	10,288,767

Total increase (decrease) in net assets	(1,740,675)	10,189,473

Net Assets:
Beginning of period	41,273,027	31,083,554
End of period	$39,532,352	$41,273,027
Capital Share Transactions:
Shares sold:
Investor Class	49,745	74,487
Class I	1,244,192	708,096
Class Y	466,775	620,298
Shares reinvested:
Investor Class	4,844	680
Class I	25,540	7,403
Class Y	35,960	4,479

See accompanying Notes to Financial Statements.

361 Domestic Long/Short Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS - Continued

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Shares redeemed:
Investor Class	(55,467)	(48,585)
Class I	(827,927)	(189,467)
Class Y	(979,780)	(277,794)
Net increase (decrease) in capital share transactions	(36,118)	899,597

See accompanying Notes to Financial Statements.

361 Global Long/Short Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$2,865,420	$(1,138,033)
Net realized gain (loss) on investments, securities sold short and foreign currency transactions	(34,980,555)	21,302,251
Net change in unrealized appreciation/depreciation on investments, securities sold short and foreign currency translations	28,589,410	(31,066,055)
Net decrease in net assets resulting from operations	(3,525,725)	(10,901,837)

Distributions to Shareholders:
Investor Class	(2,013,360)	(5,264,653)
Class I	(14,671,769)	(27,906,574)
Class Y	(4,483,588)	(3,872,949)
Total distributions to shareholders	(21,168,717)	(37,044,176)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	10,949,234	56,264,518
Class I	147,024,923	394,320,863
Class Y	446,370,069	124,808,568
Reinvestment of distributions:
Investor Class	1,858,241	5,099,870
Class I	11,979,858	25,605,080
Class Y	2,662,666	2,125,095
Cost of shares redeemed:
Investor Class	(50,947,841)	(67,964,544)
Class I	(344,969,116)	(279,214,186)
Class Y	(80,123,188)	(12,897,408)
Net increase in net assets from capital transactions	144,804,846	248,147,856

Total increase in net assets	120,110,404	200,201,843

Net Assets:
Beginning of period	751,860,719	551,658,876
End of period	$871,971,123	$751,860,719
Capital Share Transactions:
Shares sold:
Investor Class	1,009,060	4,773,255
Class I	13,450,213	33,392,977
Class Y	40,256,986	10,527,489
Shares reinvested:
Investor Class	175,970	442,697
Class I	1,129,110	2,218,811
Class Y	250,251	183,991

See accompanying Notes to Financial Statements.

361 Global Long/Short Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS - Continued

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Shares redeemed:
Investor Class	(4,717,020)	(5,787,983)
Class I	(31,716,998)	(23,737,153)
Class Y	(7,304,960)	(1,098,549)
Net increase in capital share transactions	12,532,612	20,915,535

See accompanying Notes to Financial Statements.

361 Macro Opportunity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(88,796)	$(67,849)
Net realized gain (loss) on investments, purchased options contracts, securities sold short and written options contracts	(808,305)	147,345
Net change in unrealized appreciation/depreciation on investments, purchased options contracts, securities sold short and foreign currency translations	74,655	(749,789)
Net decrease in net assets resulting from operations	(822,446)	(670,293)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	3,168	34,256
Class I	495,346	1,378,491
Cost of shares redeemed:
Investor Class	(32,352)	(24,778)
Class I	(1,860,069)	(959,620)
Net increase (decrease) in net assets from capital transactions	(1,393,907)	428,349

Total decrease in net assets	(2,216,353)	(241,944)

Net Assets:
Beginning of period	11,502,710	11,744,654
End of period	$9,286,357	$11,502,710
Capital Share Transactions:
Shares sold:
Investor Class	352	3,464
Class I	54,498	136,864
Shares redeemed:
Investor Class	(3,512)	(2,533)
Class I	(202,880)	(96,161)
Net increase (decrease) in capital share transactions	(151,542)	41,634

See accompanying Notes to Financial Statements.

361 U.S. Small Cap Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$54,975	$52,001
Net realized loss on investments	(2,933,820)	(1,121,475)
Net change in unrealized appreciation/depreciation on investments	2,588,373	(1,152,846)
Net decrease in net assets resulting from operations	(290,472)	(2,222,320)

Distributions to Shareholders:
Investor Class	(453)	(37,216)
Class I	(57,287)	(41,841)
Class Y	(294)	(14,285)
Total distributions to shareholders	(58,034)	(93,342)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	111,764	782,411
Class I	10,152,142	34,491,772
Reinvestment of distributions:
Investor Class	423	35,889
Class I	38,072	37,421
Class Y	294	2,463
Cost of shares redeemed:
Investor Class	(492,302)	(536,297)
Class I	(14,691,107)	(6,455,157)
Class Y	-	(600,960)
Net increase (decrease) in net assets from capital transactions	(4,880,714)	27,757,542

Total increase (decrease) in net assets	(5,229,220)	25,441,880

Net Assets:
Beginning of period	29,425,470	3,983,590
End of period	$24,196,250	$29,425,470
Capital Share Transactions:
Shares sold:
Investor Class	10,855	67,202
Class I	979,021	2,981,772
Shares reinvested:
Investor Class	42	3,213
Class I	3,725	3,341
Class Y	29	220
Shares redeemed:
Investor Class	(46,518)	(45,915)
Class I	(1,427,280)	(564,249)
Class Y	-	(48,000)
Net increase (decrease) in capital share transactions	(480,126)	2,397,584

See accompanying Notes to Financial Statements.

361 Domestic Long/Short Equity Fund

STATEMENT OF CASH FLOWS

For the Year Ended October 31, 2019

Increase/(Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$2,814,694
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(151,836,144)
Sales of long-term investments	155,104,990
Proceeds from securities sold short	43,033,357
Cover short securities	(43,683,218)
Purchases of short-term investments, net	(173,961)
Increase in interest and dividends receivables	(3,595)
Increase in prepaid expenses	(297)
Decrease in advisory fees payable	(24,251)
Decrease in interest and dividends on securities sold short	(9,889)
Increase in accrued expenses	16,387
Net realized gain	(458,597)
Net change in unrealized appreciation/depreciation	(2,238,972)
Net cash provided by operating activities	2,540,504

Cash flows provided by (used for) financing activities:
Proceeds from shares sold	17,132,823
Cost of shares redeemed	(18,457,440)
Dividends paid to shareholders, net of reinvestments	(2,136,500)
Net cash used for financing activities	(3,461,117)

Net decrease in cash	(920,613)

Cash and cash equivalents:
Beginning cash balance	—
Beginning cash held at brokers	4,405,589
Total beginning cash and cash equivalents	4,405,589

Ending cash balance	—
Ending cash held at brokers	3,484,976
Total ending cash and cash equivalents	$3,484,976

Supplemental disclosure of interest expense paid	$243,064

Non cash financing activities not included herein consist of $659,582 of reinvested dividends.

See accompanying Notes to Financial Statements.

361 Global Long/Short Equity Fund

STATEMENT OF CASH FLOWS

For the Year Ended October 31, 2019

Increase/(Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(3,525,725)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(1,744,277,621)
Sales of long-term investments	1,609,210,486
Return of capital dividends received	941,705
Proceeds from securities sold short	572,068,284
Cover short securities	(532,964,362)
Sales of short-term investments, net	7,708,335
Increase in foreign currency	(1,579,786)
Increase in investment securities sold receivable	(7,628,462)
Increase in interest and dividends receivables	(1,095,758)
Increase in prepaid expenses	(17,817)
Increase in investment securities purchased payable	14,428,703
Increase in foreign currency due to custodian	1
Increase in advisory fees payable	85,438
Increase in interest and dividends on securities sold short	503,570
Increase in accrued expenses	69,176
Net realized loss	35,047,050
Net change in unrealized appreciation/depreciation	(28,576,036)
Net cash used for operating activities	(79,602,819)

Cash flows provided by (used for) financing activities:
Proceeds from shares sold	604,232,248
Cost of shares redeemed	(477,693,898)
Dividends paid to shareholders, net of reinvestments	(4,667,952)
Net cash provided by financing activities	121,870,398

Net increase in cash	42,267,579

Cash and cash equivalents:
Beginning cash balance	—
Beginning cash held at brokers	106,816,576
Total beginning cash and cash equivalents	106,816,576

Ending cash balance	370,976
Ending cash held at brokers	148,713,179
Total ending cash and cash equivalents	$149,084,155

Non cash financing activities not included herein consist of $16,500,765 of reinvested dividends.

See accompanying Notes to Financial Statements.

361 Macro Opportunity Fund

STATEMENT OF CASH FLOWS

For the Year Ended October 31, 2019

Increase/(Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(822,446)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(43,326,832)
Sales of long-term investments	43,135,257
Return of capital dividends received	348
Proceeds from securities sold short	25,711,882
Cover short securities	(26,568,932)
Sales of short-term investments, net	1,642,835
Increase in investment securities sold receivable	(196,586)
Increase in due from advisor receivable	(1,503)
Decrease in interest and dividends receivables	1,537
Decrease in prepaid expenses	1,469
Decrease in investment securities purchased payable	(415,371)
Increase in foreign currency due to custodian	159
Decrease in advisory fees payable	(21,349)
Increase in due to custodian	36,662
Decrease in interest and dividends on securities sold short	(419)
Increase in accrued expenses	8,949
Net realized loss	851,265
Net change in unrealized appreciation/depreciation	(74,652)
Net cash used for operating activities	(37,727)

Cash flows provided by (used for) financing activities:
Proceeds from shares sold	498,504
Cost of shares redeemed	(1,889,250)
Net cash used for financing activities	(1,390,746)

Net decrease in cash	(1,428,473)

Cash and cash equivalents:
Beginning cash balance	38,223
Beginning cash held at brokers	3,012,054
Total beginning cash and cash equivalents	3,050,277

Ending cash balance	—
Ending cash held at brokers	1,621,804
Total ending cash and cash equivalents	$1,621,804

Non cash financing activities not included herein consist of $0 of reinvested dividends.

See accompanying Notes to Financial Statements.

361 Managed Futures Strategy Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.28	$11.43	$11.09	$11.18	$11.34
Income from Investment Operations:
Net investment income (loss)[1]	0.06	- [2]	(0.08)	(0.13)	(0.18)
Net realized and unrealized gain (loss)	0.46	(0.15)	0.42	0.04	0.31
Total from investment operations	0.52	(0.15)	0.34	(0.09)	0.13

Less Distributions:
From net realized gain	-	-	-	-	(0.29)
Total distributions	-	-	-	-	(0.29)
Net asset value, end of period	$11.80	$11.28	$11.43	$11.09	$11.18

Total return[3]	4.61%	(1.31)%	3.07%	(0.81)%	1.16%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$48,006	$55,188	$95,113	$165,017	$263,118

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	2.17%	2.15%	2.13%	2.11%	2.09%
After fees waived and expenses absorbed/recovered	2.16%	2.14%	2.12%	2.10%	2.08%
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	0.56%	0.02%	(0.73)%	(1.18)%	(1.54)%
After fees waived and expenses absorbed/recovered	0.57%	0.03%	(0.72)%	(1.17)%	(1.53)%

Portfolio turnover rate	28%	36%	42%	17%	13%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

361 Managed Futures Strategy Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.48	$11.59	$11.22	$11.28	$11.41
Income from Investment Operations:
Net investment income (loss)[1]	0.09	0.03	(0.05)	(0.10)	(0.15)
Net realized and unrealized gain (loss)	0.46	(0.14)	0.42	0.04	0.31
Total from investment operations	0.55	(0.11)	0.37	(0.06)	0.16

Less Distributions:
From net realized gain	-	-	-	-	(0.29)
Total distributions	-	-	-	-	(0.29)
Net asset value, end of period	$12.03	$11.48	$11.59	$11.22	$11.28

Total return[2]	4.79%	(0.95)%	3.30%	(0.53)%	1.42%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$83,456	$190,425	$237,368	$463,025	$690,804

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	1.92%	1.90%	1.88%	1.86%	1.84%
After fees waived and expenses absorbed/recovered	1.91%	1.89%	1.87%	1.85%	1.83%
Ratio of net investment income (loss) to average net assets
(including interest expense):
Before fees waived and expenses absorbed/recovered	0.81%	0.27%	(0.48)%	(0.93)%	(1.29)%
After fees waived and expenses absorbed/recovered	0.82%	0.28%	(0.47)%	(0.92)%	(1.28)%

Portfolio turnover rate	28%	36%	42%	17%	13%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

361 Global Managed Futures Strategy Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.17	$11.44	$10.87	$9.55	$9.71
Income from Investment Operations:
Net investment loss[1]	(0.01)	(0.08)	(0.15)	(0.18)	(0.20)
Net realized and unrealized gain (loss)	0.69	(0.64)	0.99	1.50	0.04
Total from investment operations	0.68	(0.72)	0.84	1.32	(0.16)

Less Distributions:
From net realized gain	-	(0.55)	(0.27)	-	-
Total distributions	-	(0.55)	(0.27)	-	-
Net asset value, end of period	$10.85	$10.17	$11.44	$10.87	$9.55

Total return[2]	6.69%	(6.57)%	7.87%	13.82%	(1.65)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,395	$14,677	$32,907	$13,491	$9,694

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered[3]	2.07%	1.95%	2.04%	2.43%	2.78%
After fees waived and expenses absorbed/recovered[3]	2.03%	2.02%	2.02%	2.05%	2.15%
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	(0.10)%	(0.66)%	(1.38)%	(2.12)%	(2.71)%
After fees waived and expenses absorbed/recovered	(0.06)%	(0.73)%	(1.36)%	(1.74)%	(2.08)%

Portfolio turnover rate	0%	0%	0%	0%	0%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.04%% for the year ended October 31, 2019. For the prior periods ended October 31, 2018, 2017, 2016 and 2015 the ratios would have been lowered by 0.03%, 0.03%, 0.04% and 0.02%, respectively.

See accompanying Notes to Financial Statements.

361 Global Managed Futures Strategy Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.30	$11.55	$10.94	$9.59	$9.72
Income from Investment Operations:
Net investment income (loss)[1]	0.02	(0.05)	(0.12)	(0.16)	(0.18)
Net realized and unrealized gain (loss)	0.70	(0.65)	1.00	1.51	0.05
Total from investment operations	0.72	(0.70)	0.88	1.35	(0.13)

Less Distributions:
From net realized gain	-	(0.55)	(0.27)	-	-
Total distributions	-	(0.55)	(0.27)	-	-
Net asset value, end of period	$11.02	$10.30	$11.55	$10.94	$9.59

Total return[2]	6.99%	(6.32)%	8.19%	14.08%	(1.34)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$32,578	$71,478	$73,545	$38,295	$10,446

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered[3]	1.82%	1.70%	1.79%	2.18%	2.53%
After fees waived and expenses absorbed/recovered[3]	1.78%	1.77%	1.77%	1.80%	1.90%
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	0.15%	(0.41)%	(1.13)%	(1.87)%	(2.46)%
After fees waived and expenses absorbed/recovered	0.19%	(0.48)%	(1.11)%	(1.49)%	(1.83)%

Portfolio turnover rate	0%	0%	0%	0%	0%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.04% for the year ended October 31, 2019. For the prior periods ended October 31, 2018, 2017, 2016 and 2015, the ratios would have been lowered by 0.03%, 0.03%, 0.04% and 0.02%, respectively.

See accompanying Notes to Financial Statements.

361 Domestic Long/Short Equity Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,			For the Period March 31, 2016* through
	2019	2018	2017	October 31, 2016
Net asset value, beginning of period	$10.96	$10.91	$9.90	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	(0.03)	(0.12)	(0.05)	0.02
Net realized and unrealized gain (loss)	0.40	0.43	1.16	(0.12)
Total from investment operations	0.37	0.31	1.11	(0.10)

Less Distributions:
From net investment income	-	-	(0.02)	-
From net realized gain	(0.77)	(0.26)	(0.08)	-
Total distributions	(0.77)	(0.26)	(0.10)	-
Net asset value, end of period	$10.56	$10.96	$10.91	$9.90

Total return[2]	3.88%	2.87%	11.26%	(1.00)%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$656	$691	$398	$143

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed[4]	3.06%	3.38%	3.03%	3.91%[5]
After fees waived and expenses absorbed[4]	2.83%	3.02%	2.42%	2.06%[5]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(0.49)%	(1.44)%	(1.05)%	(1.46)%[5]
After fees waived and expenses absorbed	(0.26)%	(1.08)%	(0.44)%	0.39%[5]

Portfolio turnover rate	332%	262%	263%	123%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 1.04% for the year ended October 31, 2019. For the prior periods ended October 31, 2018, 2017, and 2016, the ratios would have been lowered by 1.23%, 0.63% and 0.27%, respectively.
[5]	Annualized.

See accompanying Notes to Financial Statements.

361 Domestic Long/Short Equity Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,			For the Period March 31, 2016* through
	2019	2018	2017	October 31, 2016
Net asset value, beginning of period	$11.02	$10.94	$9.90	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	- [2]	(0.09)	(0.02)	0.04
Net realized and unrealized gain (loss)	0.40	0.43	1.17	(0.14)
Total from investment operations	0.40	0.34	1.15	(0.10)

Less Distributions:
From net investment income	-	-	(0.03)	-
From net realized gain	(0.77)	(0.26)	(0.08)	-
Total distributions	(0.77)	(0.26)	(0.11)	-
Net asset value, end of period	$10.65	$11.02	$10.94	$9.90

Total return[3]	4.15%	3.14%	11.72%	(1.00)%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,658	$9,261	$3,436	$4,578

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed[5]	2.77%	3.06%	2.76%	3.66%[6]
After fees waived and expenses absorbed[5]	2.54%	2.70%	2.15%	1.81%[6]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(0.20)%	(1.12)%	(0.78)%	(1.21)%[6]
After fees waived and expenses absorbed	0.03%	(0.76)%	(0.17)%	0.64%[6]

Portfolio turnover rate	332%	262%	263%	123%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 1.04% for the year ended October 31, 2019. For the prior periods ended October 31, 2018, 2017, and 2016, the ratios would have been lowered by 1.23%, 0.63% and 0.27%, respectively.
[6]	Annualized.

See accompanying Notes to Financial Statements.

361 Domestic Long/Short Equity Fund

FINANCIAL HIGHLIGHTS

Class Y

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,			For the Period March 31, 2016* through
	2019	2018	2017	October 31, 2016
Net asset value, beginning of period	$11.05	$10.95	$9.92	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.01	(0.08)	- [2]	0.05
Net realized and unrealized gain (loss)	0.40	0.44	1.15	(0.13)
Total from investment operations	0.41	0.36	1.15	(0.08)

Less Distributions:
From net investment income	-	-	(0.04)	-
From net realized gain	(0.77)	(0.26)	(0.08)	-
Total distributions	(0.77)	(0.26)	(0.12)	-
Net asset value, end of period	$10.69	$11.05	$10.95	$9.92

Total return[3]	4.23%	3.33%	11.72%	(0.80)%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$25,217	$31,321	$27,250	$25,128

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed[5]	2.66%	2.98%	2.63%	3.51%[6]
After fees waived and expenses absorbed[5]	2.43%	2.62%	2.02%	1.66%[6]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(0.09)%	(1.04)%	(0.65)%	(1.06)%[6]
After fees waived and expenses absorbed	0.14%	(0.68)%	(0.04)%	0.79%[6]

Portfolio turnover rate	332%	262%	263%	123%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 1.04% for the year ended October 31, 2019. For the prior periods ended October 31, 2018, 2017, and 2016, the ratios would have been lowered by 1.23%, 0.63% and 0.27%, respectively.
[6]	Annualized.

See accompanying Notes to Financial Statements.

361 Global Long/Short Equity Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,				For the Period December 12, 2014* through
	2019	2018	2017	2016	October 31,2015
Net asset value, beginning of period	$11.32	$12.15	$10.76	$10.92	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.01	(0.05)	0.03	0.02	(0.08)
Net realized and unrealized gain (loss)	(0.02)	-	1.39	(0.09)	1.00
Total from investment operations	(0.01)	(0.05)	1.42	(0.07)	0.92

Less Distributions:
From net investment income	-	(0.02)	(0.03)	-	-
From net realized gain	(0.33)	(0.76)	-	(0.09)	-
Total distributions	(0.33)	(0.78)	(0.03)	(0.09)	-
Net asset value, end of period	$10.98	$11.32	$12.15	$10.76	$10.92

Total return[2]	0.06%	(0.55)%	13.26%	(0.61)%	9.20%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$29,320	$70,194	$82,319	$97,662	$41,444

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered[4,5]	2.74%	2.68%	2.50%	2.50%	3.42%[6]
After fees waived and expenses absorbed/recovered[4,5]	2.71%	2.63%	2.51%	2.55%	2.69%[6]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered	0.03%	(0.48)%	0.32%	0.20%	(1.61)%[6]
After fees waived and expenses absorbed/recovered	0.06%	(0.43)%	0.31%	0.15%	(0.88)%[6]

Portfolio turnover rate	220%	197%	237%	229%	204%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Effective December 18, 2017, the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.79% of average daily net assets of the Fund. Prior to December 18, 2017, the annual operating expense limitation was 1.94%
[5]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.92% for the year ended October 31, 2019. For the prior periods ended October 31, 2018, 2017, 2016, and 2015, the ratios would have been lowered by 0.85%, 0.61%, 0.61%, and 0.82%, respectively.
[6]	Annualized.

See accompanying Notes to Financial Statements.

361 Global Long/Short Equity Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,				For the Period December 12, 2014* through
	2019	2018	2017	2016	October 31,2015
Net asset value, beginning of period	$11.37	$12.20	$10.82	$10.95	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.04	(0.02)	0.07	0.05	(0.06)
Net realized and unrealized gain (loss)	(0.01)	-	1.39	(0.09)	1.01
Total from investment operations	0.03	(0.02)	1.46	(0.04)	0.95

Less Distributions:
From net investment income	-	(0.05)	(0.08)	-	-
From net realized gain	(0.33)	(0.76)	-	(0.09)	-
Total distributions	(0.33)	(0.81)	(0.08)	(0.09)	-

Net asset value, end of period	$11.07	$11.37	$12.20	$10.82	$10.95

Total return[2]	0.42%	(0.25)%	13.54%	(0.34)%	9.50%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$332,247	$536,076	$430,610	$421,094	$81,579

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered[4,5]	2.42%	2.40%	2.21%	2.20%	3.19%[6]
After fees waived and expenses absorbed/recovered[4,5]	2.39%	2.35%	2.22%	2.25%	2.46%[6]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered	0.35%	(0.20)%	0.60%	0.50%	(1.38)%[6]
After fees waived and expenses absorbed/recovered	0.38%	(0.15)%	0.59%	0.45%	(0.65)%[6]

Portfolio turnover rate	220%	197%	237%	229%	204%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.92% for the year ended October 31, 2019. For the prior periods ended October 31, 2018, 2017, 2016, and 2015, the ratios would have been lowered by 0.85%, 0.61%, 0.61%, and 0.82%, respectively.
[5]	Effective December 18, 2017, the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.54% of average daily net assets of the Fund. Prior to December 18, 2017, the annual operating expense limitation was 1.69%.
[6]	Annualized.

See accompanying Notes to Financial Statements.

361 Global Long/Short Equity Fund

FINANCIAL HIGHLIGHTS

Class Y

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,				For the Period December 12, 2014* through
	2019	2018	2017	2016	October 31,2015
Net asset value, beginning of period	$11.39	$12.23	$10.84	$10.95	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.05	-	0.08	0.06	(0.05)
Net realized and unrealized gain (loss)	(0.01)	(0.01)	1.40	(0.08)	1.00
Total from investment operations	0.04	(0.01)	1.48	(0.02)	0.95

Less Distributions:
From net investment income	-	(0.07)	(0.09)	-	-
From net realized gain	(0.33)	(0.76)	-	(0.09)	-
Total distributions	(0.33)	(0.83)	(0.09)	(0.09)	-
Net asset value, end of period	$11.10	$11.39	$12.23	$10.84	$10.95

Total return[2]	0.51%	(0.21)%	13.71%	(0.15)%	9.50%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$510,403	$145,591	$38,730	$32,993	$41,888

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered[4,5]	2.34%	2.29%	2.10%	2.10%	3.09%[6]
After fees waived and expenses absorbed/recovered[4,5]	2.31%	2.24%	2.11%	2.15%	2.36%[6]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered	0.43%	(0.09)%	0.71%	0.60%	(1.28)%[6]
After fees waived and expenses absorbed/recovered	0.46%	(0.04)%	0.70%	0.55%	(0.55)%[6]

Portfolio turnover rate	220%	197%	237%	229%	204%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.92% for the year ended October 31, 2019. For the prior periods ended October 31, 2018, 2017, 2016, and 2015, the ratios would have been lowered by 0.85%, 0.61%, 0.61%, and 0.82%, respectively.
[5]	Effective December 18, 2017, the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.39% of average daily net assets of the Fund. Prior to December 18, 2017, the annual operating expense limitation was 1.54%.
[6]	Annualized.

See accompanying Notes to Financial Statements.

361 Macro Opportunity Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.42	$9.99	$8.58	$9.14	$9.77
Income from Investment Operations:
Net investment loss[1]	(0.10)	(0.08)	(0.06)	(0.04)	(0.06)
Net realized and unrealized gain (loss)	(0.64)	(0.49)	1.47	(0.52)	(0.57)
Total from investment operations	(0.74)	(0.57)	1.41	(0.56)	(0.63)
Net asset value, end of period	$8.68	$9.42	$9.99	$8.58	$9.14

Total return[2]	(7.86)%	(5.71)%	16.43%	(6.13)%	(6.45)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$181	$227	$231	$144	$230

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed[3]	4.05%	3.38%	3.57%	3.54%	3.41%
After fees waived and expenses absorbed[3]	2.86%	2.33%	2.31%	2.20%	2.17%
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(2.28)%	(1.87)%	(1.90)%	(1.75)%	(1.83)%
After fees waived and expenses absorbed	(1.09)%	(0.82)%	(0.64)%	(0.41)%	(0.59)%

Portfolio turnover rate	574%	586%	533%	816%	1,596%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.71%% for the year ended October 31, 2019. For the prior periods ended October 31, 2018, 2017, 2016, and October 31, 2015, the ratios would have been lowered by 0.18%, 0.16%, 0.05%, and 0.02%, respectively.

See accompanying Notes to Financial Statements.

361 Macro Opportunity Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.52	$10.07	$8.63	$9.18	$9.78
Income from Investment Operations:
Net investment loss[1]	(0.08)	(0.06)	(0.04)	(0.01)	(0.03)
Net realized and unrealized gain (loss)	(0.65)	(0.49)	1.48	(0.54)	(0.57)
Total from investment operations	(0.73)	(0.55)	1.44	(0.55)	(0.60)
Net asset value, end of period	$8.79	$9.52	$10.07	$8.63	$9.18

Total return[2]	(7.67)%	(5.46)%	16.69%	(5.99)%	(6.13)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,105	$11,276	$11,514	$10,671	$18,239

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed[3]	3.80%	3.13%	3.32%	3.29%	3.16%
After fees waived and expenses absorbed[3]	2.61%	2.08%	2.06%	1.95%	1.92%
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(2.03)%	(1.62)%	(1.65)%	(1.50)%	(1.58)%
After fees waived and expenses absorbed	(0.84)%	(0.57)%	(0.39)%	(0.16)%	(0.34)%

Portfolio turnover rate	574%	586%	533%	816%	1,596%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.71% for the year ended October 31, 2019. For the prior periods ended October 31, 2018, 2017, 2016, and 2015, the ratios would have been lowered by 0.18%, 0.16%, 0.05%, and 0.02%, respectively.

See accompanying Notes to Financial Statements.

361 U.S. Small Cap Equity Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,		For the Period December 30, 2016* through
	2019	2018	October 31,2017
Net asset value, beginning of period	$10.66	$11.42	$10.00
Income from Investment Operations:
Net investment loss[1]	- [2]	(0.01)	(0.03)
Net realized and unrealized gain (loss)	(0.04)	(0.53)	1.45
Total from investment operations	(0.04)	(0.54)	1.42

Less Distributions:
From net investment income	- [2]	-	-
From net realized gain	-	(0.22)	-
Total distributions	- [2]	(0.22)	-

Net asset value, end of period	$10.62	$10.66	$11.42

Total return[3]	(0.35)%	(4.79)%	14.20%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,589	$1,976	$1,836

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[5]	2.19%	2.51%	8.50%[6]
After fees waived and expenses absorbed[5]	1.24%	1.25%	1.50%[6]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(1.00)%	(1.31)%	(7.39)%[6]
After fees waived and expenses absorbed	(0.05)%	(0.05)%	(0.39)%[6]

Portfolio turnover rate	235%	297%	265%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Effective December 18, 2017, the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.24% of average daily net assets of the Fund. Prior to December 18, 2017, the annual operating expense limitation was 1.50%.
[6]	Annualized.

See accompanying Notes to Financial Statements.

361 U.S. Small Cap Equity Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,		For the Period December 30, 2016* through
	2019	2018	October 31,2017
Net asset value, beginning of period	$10.72	$11.45	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.02	0.03	(0.01)
Net realized and unrealized gain (loss)	(0.04)	(0.53)	1.46
Total from investment operations	(0.02)	(0.50)	1.45

Less Distributions:
From net investment income	(0.02)	(0.01)	-
From net realized gain	-	(0.22)	-
Total distributions	(0.02)	(0.23)	-

Net asset value, end of period	$10.68	$10.72	$11.45

Total return[2]	(0.16)%	(4.44)%	14.50%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$22,497	$27,339	$1,483

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[4]	1.92%	2.20%	8.24%[5]
After fees waived and expenses absorbed[4]	0.97%	0.94%	1.24%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.73)%	(1.00)%	(7.13)%[5]
After fees waived and expenses absorbed	0.22%	0.26%	(0.13)%[5]

Portfolio turnover rate	235%	297%	265%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Effective December 18, 2017, the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.99% of average daily net assets of the Fund. Prior to December 18, 2017, the annual operating expense limitation was 1.25%.
[5]	Annualized.

See accompanying Notes to Financial Statements.

361 U.S. Small Cap Equity Fund

FINANCIAL HIGHLIGHTS

Class Y

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,		For the Period December 30, 2016* through
	2019	2018	October 31,2017
Net asset value, beginning of period	$10.72	$11.46	$10.00
Income from Investment Operations:
Net investment income[1]	0.04	0.04	- [2]
Net realized and unrealized gain (loss)	(0.04)	(0.54)	1.46
Total from investment operations	-	(0.50)	1.46

Less Distributions:
From net investment income	(0.03)	(0.02)	-
From net realized gain	-	(0.22)	-
Total distributions	(0.03)	(0.24)	-

Net asset value, end of period	$10.69	$10.72	$11.46

Total return[3]	-%	(4.40)%	14.60%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$110	$110	$665

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[5]	1.79%	2.11%	8.10%[6]
After fees waived and expenses absorbed[5]	0.84%	0.85%	1.10%[6]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.60)%	(0.91)%	(6.99)%[6]
After fees waived and expenses absorbed	0.35%	0.35%	0.01%[6]

Portfolio turnover rate	235%	297%	265%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had certain expenses not been waive/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
[4]	Not annualized.
[5]	Effective December 18, 2017 the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.84% of average daily net assets of the Fund. Prior to December 18, 2017, the annual operating expense limitation was 1.10%.
[6]	Annualized.

See accompanying Notes to Financial Statements.

361 Funds

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

Note 1 – Organization

361 Managed Futures Strategy Fund (“Managed Futures Strategy” or “Managed Futures Strategy Fund”), 361 Global Managed Futures Strategy Fund (formerly known as 361 Global Counter-Trend) (“Global Managed Futures Strategy” or “Global Managed Futures Strategy Fund”), 361 Domestic Long/Short Equity Fund (“Domestic Long/Short Equity” or “Domestic Long/Short Equity Fund”), 361 Global Long/Short Equity Fund (“Global Long/Short Equity” or “Global Long/Short Equity Fund”), 361 Macro Opportunity Fund (formerly known as the 361 Global Macro Opportunity Fund) (“Macro Opportunity” or “Macro Opportunity Fund”), and 361 U.S. Small Cap Equity Fund (“U.S. Small Cap Equity” or “U.S. Small Cap Equity Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Managed Futures Strategy Fund, Global Managed Futures Strategy Fund, Global Long/Short Equity Fund, Macro Opportunity Fund, and U.S. Small Cap Equity Fund are diversified Funds. The Domestic Long/Short Equity Fund is a non-diversified Fund.

The Managed Futures Strategy Fund’s primary investment objective is to seek positive absolute returns that have a low correlation to the returns of broad stock and bond markets. The Fund commenced investment operations on December 20, 2011, with two classes of shares, Class A and Class I. Class A shares were re-designated as Investor Class shares on November 1, 2014.

The Global Managed Futures Strategy Fund’s primary investment objective is to seek positive absolute returns that have a low correlation to the returns of global stock and bond markets. The Fund commenced investment operations on February 12, 2014, with two classes of shares, Class A and Class I. Class A shares were re-designated as Investor Class shares on November 1, 2014.

The Domestic Long/Short Equity Fund’s primary investment objective is to achieve long-term capital appreciation. The Fund commenced investment operations on March 31, 2016, with three classes of shares, Investor Class, Class I and Class Y.

The Global Long/Short Equity Fund’s primary investment objective is to seek to achieve long-term capital appreciation. As a secondary objective, the Global Long/Short Equity Fund also seeks to preserve capital in down markets. The Fund commenced investment operations on December 12, 2014, with three classes of shares, Investor Class, Class I and Class Y.

The Global Long/Short Equity Fund commenced operations on December 12, 2014, prior to which its only activity was the receipt of a $10,010 investment from the Fund’s advisor and a $644,131 transfer of shares of the Fund in exchange for the net assets of the Analytic Global Long/Short Equity Fund, L.P., a Delaware limited partnership (“L.P.”). This exchange was nontaxable, whereby the Fund issued 64,413 shares for the net assets of the SMA on December 12, 2014. Gross assets with a fair market value of $830,593 consisting of cash, interest receivable and securities of the L.P. with a fair value of $644,098 (identified cost of investments transferred $638,574) were the primary assets received by the Fund. The Fund also assumed a liability for short securities with a fair market value of $186,452 (identified proceeds of $203,052) as part of this exchange. For financial reporting purposes, assets and liabilities received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the L.P. was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

The Macro Opportunity Fund’s primary investment objective is to seek long–term positive absolute return. The Fund commenced investment operations on June 30, 2014, with two classes of shares, Class A and Class I. Class A shares were re-designated as Investor Class shares on November 1, 2014.

The U.S. Small Cap Equity Fund’s primary investment objective is to achieve long-term capital appreciation. The Fund commenced investment operations on December 30, 2016, with three classes of shares, Investor Class, Class I and Class Y.

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2019

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Funds might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board reviews the independent third party fair valuation analysis report quarterly.

(b) Options

The Funds may write or purchase options contracts primarily to enhance the Funds’ returns or reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When a Fund writes or purchases an option, an amount equal to the premium received or paid by a Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2019

(c) Stock Index Futures

The Funds may invest in stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Funds’ agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and a Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. The purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate the futures transaction. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

(d) Short Sales

Short sales are transactions under which the Funds sell a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Funds are required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Funds also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Funds are subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(e) Short-Term Investments

The Domestic Long/Short Equity Fund invests a significant amount (22.3% of its net assets as of October 31, 2019) in the UMB Money Market Fiduciary. The UMB Money Market Fiduciary acts as a bank deposit for the Fund, providing an interest bearing account for short-term investment purposes. This investment vehicle is not publically traded on open markets.

(f) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees, which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2019

In conjunction with the use of short sales, written options contracts or futures contracts, the Funds may be required to maintain collateral in various forms. At October 31, 2019, such collateral is denoted in the Funds’ Schedule of Investments and Statements of Assets and Liabilities. Also in conjunction with the use of short sales, written options contracts or futures contracts, the Funds, when appropriate, utilize a segregated margin deposit account with the counterparty. At October 31, 2019, these segregated margin deposit accounts are denoted in the Funds’ Statements of Assets and Liabilities.

(g) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax years ended October 31, 2016 through 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h) Distributions to Shareholders

The Funds will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with 361 Capital, LLC (the “Advisor”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor. The annual rates are listed by Fund in the tables below.

The Advisor has contractually agreed to waive its fee and/or pay for operating expenses (excluding any taxes, leverage interest, acquired fund fees and expenses as determined in accordance with Form N-1A, dividend and interest expense on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses of each fund. This agreement is in effect until February 29, 2020 for the Managed Futures Strategy Fund, Global Managed Futures Strategy Fund and Macro Opportunity Fund and it may be terminated before that date only by the Trust's Board of Trustees. The table below contains the expense cap by Fund and by Class:

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2019

	Investment Advisory Fees	Total Limit on Annual Operating Expenses Investor Class Shares†	Total Limit on Annual Operating Expenses Class I Shares†
Managed Futures Strategy Fund	1.50%	2.24%	1.99%
Global Managed Futures Strategy Fund	1.25%	1.99%	1.74%
Macro Opportunity Fund	1.25%	2.15%	1.90%

†	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.

The Advisor has contractually agreed to waive its fee and/or pay for operating expenses (excluding any taxes, leverage interest, acquired fund fees and expenses as determined in accordance with Form N-1A, dividend and interest expense on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation expenses, Rule 12b-1 fees and shareholder service fees) in order to limit total annual operating expenses of each fund. This agreement is in effect until February 29, 2020 for the Domestic Long/Short Equity Fund, Global Long/Short Equity Fund and U.S. Small Cap Equity Fund and it may be terminated before that date only by the Trust's Board of Trustees. The table below contains the expense cap by Fund:

	Investment Advisory Fees	Total Limit on Annual Operating Expenses†
Domestic Long/Short Equity Fund	1.10%	1.39%
Global Long/Short Equity Fund	1.25%	1.39%
U.S. Small Cap Equity Fund	0.80%	0.84%

†	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.

Federated Investment Management Company (“Federated” or the “Sub-Advisor”) serves as sub-advisor to the Managed Futures Strategy Fund. Under the Sub-Advisory Agreement, the Fund will pay the Sub-Advisor an annual sub-advisory fee of 0.10% of the allocated average net assets of the Fund on the first $250 million and 0.08% on such assets over $250 million. The Sub-Advisor may invest the cash portion of its allocated Fund assets in money market mutual funds managed by Federated (the “Federated Money Market Funds”). The Sub-Advisor waives its sub-advisory fee equal to the amount of management fee it received from the Fund’s investments in the Federated Money Market Funds. For the year ended October 31, 2019, the Sub-Advisor waived $27,863 of its sub-advisory fees.

The Advisor has engaged Wells Capital Management, Inc. (formerly Analytic Investors, LLC) (the "Sub-Advisor") to manage the assets of the 361 Domestic Long/Short Equity Fund and 361 Global Long/Short Equity Fund and pays the Sub-Advisor from its advisory fees.

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2019

For the year ended October 31, 2019, the Advisor waived fees and absorbed other expenses as follows:

	Advisory fees waived	Other expenses absorbed	Total
Managed Futures Strategy Fund	$-	$-	$-
Global Managed Futures Strategy Fund	22,277	-	22,277
Domestic Long/Short Equity Fund	101,935	-	101,935
Global Long/Short Equity Fund	211,030	-	211,030
Macro Opportunity Fund	125,319	-	125,319
U.S. Small Cap Equity Fund	216,880	41,830	258,710
	$677,441	$41,830	$719,271

Each Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At October 31, 2019, the amount of these potentially recoverable expenses was $0, $37,885, $419,614, $515,000, $388,945 and $758,407 for the Managed Futures Strategy Fund, Global Managed Futures Strategy Fund, Domestic Long/Short Equity Fund, Global Long/Short Equity Fund, Macro Opportunity Fund and U.S. Small Cap Equity Fund, respectively. The Advisor may recapture all or a portion of these amounts no later than October 31, of the years stated below:

	Managed Futures Strategy Fund	Global Managed Futures Strategy Fund	Domestic Long/Short Equity Fund	Global Long/Short Equity Fund	Macro Opportunity Fund	U.S. Small Cap Equity Fund
2020	$-	$15,608	$191,619	$-	$138,980	$225,443
2021	-	-	126,060	303,970	124,646	274,254
2022	-	22,277	101,935	211,030	125,319	258,710
Total	$-	$37,885	$419,614	$515,000	$388,945	$758,407

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended October 31, 2019 are reported on the Statements of Operations.

IMST Distributors, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended October 31, 2019, the Funds’ allocated fees incurred for Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statements of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statements of Operations.

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2019

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended October 31, 2019 are reported on the Statements of Operations.

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is affected at the current market price to minimize trading costs, where permissible. For the year ended October 31, 2019, the Managed Futures Strategy Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Interest Sold	Net Realized loss
Managed Futures Strategy Fund	$-	$15,441,952	$32,257	$20,726

Note 4 – Federal Income Taxes

As of October 31, 2019, the cost of investments on a tax basis and gross unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:

	Managed Futures Strategy Fund	Global Managed Futures Strategy Fund	Domestic Long/Short Equity Fund
Cost of investments	$129,712,605	$43,370,720	$36,006,760

Gross unrealized appreciation	$262,556	$10,296	$3,714,407
Gross unrealized depreciation	(13,604)	(3,770)	(2,506,998)
Unrealized appreciation on foreign currency	-	-	-
Net unrealized appreciation (depreciation) on investments	$248,952	$6,526	$1,207,409

	Global Long/Short Equity Fund	Macro Opportunity Fund	U.S. Small Cap Equity Fund
Cost of investments	$707,131,263	$7,564,860	$23,430,951

Gross unrealized appreciation	$77,826,993	$430,809	$2,732,880
Gross unrealized depreciation	(55,862,470)	(137,690)	(980,262)
Unrealized appreciation on foreign currency	-	3	-
Net unrealized appreciation (depreciation) on investments	$21,964,523	$293,122	$1,752,618

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals and foreign currency.

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2019

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2019, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (accumulated deficit) as follows:

Increase (Decrease)
Fund	Paid-in Capital	Total Distributable Earnings (Accumulated Deficit)
Managed Futures Strategy Fund	$1,867	$(1,867)
Global Managed Futures Strategy Fund	(417,827)	417,827
Domestic Long/Short Equity Fund	249	(249)
Global Long/Short Equity Fund	138,335	(138,335)
Macro Opportunity Fund	(82,075)	82,075
U.S. Small Cap Equity Fund	9,564	(9,564)

As of October 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Managed Futures Strategy Fund	Global Managed Futures Strategy Fund	Domestic Long/Short Equity Fund
Undistributed ordinary income	$1,572,762	$-	$42,513
Undistributed long-term capital gains	-	-	1,302,815
Tax accumulated earnings	1,572,762	-	1,345,328

Accumulated capital and other losses	(4,053,812)	(2,959,315)	-
Unrealized appreciation on investments	248,952	6,526	1,207,409
Unrealized appreciation on foreign currency and futures contracts	-	25,150	-
Unrealized deferred compensation	(3,959)	(3,192)	(3,348)
Total accumulated earnings (deficit)	$(2,236,057)	$(2,930,831)	$2,549,389

	Global Long/Short Equity Fund	Macro Opportunity Fund	U.S. Small Cap Equity Fund
Undistributed ordinary income	$2,788,748	$-	$23,382
Undistributed long-term capital gains	-	-	-
Tax accumulated earnings	2,788,748	-	23,382

Accumulated capital and other losses	(33,568,727)	(2,013,465)	(3,847,926)
Unrealized appreciation on investments	21,964,523	293,119	1,752,618
Unrealized appreciation on foreign currency and futures contracts	6,748	3	-
Unrealized deferred compensation	(4,867)	(2,974)	(2,996)
Total accumulated deficit	$(8,813,575)	$(1,723,317)	$(2,074,922)

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2019

The tax character of the distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 were as follows:

	Managed Futures Strategy Fund		Global Managed Futures Strategy Fund
Distributions paid from:	2019	2018	2019	2018
Ordinary income	$-	$-	$-	$3,236,735
Net long-term capital gains	-	-	-	2,369,952
Total distributions paid	$-	$-	$-	$5,606,687

	Domestic Long/Short Equity Fund		Global Long/Short Equity Fund
Distributions paid from:	2019	2018	2019	2018
Ordinary income	$1,302,315	$540,985	$24,487	$22,957,608
Net long-term capital gains	1,493,767	163,896	21,144,230	14,086,568
Total distributions paid	$2,796,082	$704,881	$21,168,717	$37,044,176

	Macro Opportunity Fund		U.S. Small Cap Equity Fund
Distributions paid from:	2019	2018	2019	2018
Ordinary income	$-	$-	$58,034	$91,735
Net long-term capital gains	-	-	-	1,607
Total distributions paid	$-	$-	$58,034	$93,342

At October 31, 2019, the Funds had capital loss carryforwards, which reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, the capital loss carryforwards are as follows:

	Not Subject to Expiration:
Fund	Short-Term	Long-Term	Total
Managed Futures Strategy Fund	$2,095,626	$1,958,186	$4,053,812
Global Managed Futures Strategy Fund	1,067,963	1,891,352	2,959,315
Domestic Long/Short Equity Fund	-	-	-
Global Long/Short Equity Fund	32,088,097	1,480,630	33,568,727
Macro Opportunity Fund	1,958,705	-	1,958,705
U.S. Small Cap Equity Fund	3,847,926	-	3,847,926

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2019

As of October 31, 2019, the following Funds had qualified late-year ordinary losses, which are deferred until fiscal year 2020 for tax purposes:

Fund	Late-Year Ordinary Losses
Managed Futures Strategy Fund	$-
Global Managed Futures Strategy Fund	-
Domestic Long/Short Equity Fund	-
Global Long/Short Equity Fund	-
Macro Opportunity Fund	54,760
U.S. Small Cap Equity Fund	-

Net late-year losses incurred after December 31 and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

Note 5 – Investment Transactions

For the year ended October 31, 2019, purchases and sales of investments, excluding short-term investments, futures contracts and options contracts, were as follows:

	Purchases	Sales	Securities sold short	Cover short securities
Managed Futures Strategy Fund	$45,379,124	$126,156,075	$-	$-
Global Managed Futures Strategy Fund	-	-	-	-
Domestic Long/Short Equity Fund	151,836,144	155,104,990	43,033,357	43,683,218
Global Long/Short Equity Fund	1,744,277,621	1,609,210,486	572,068,284	532,964,362
Macro Opportunity Fund	43,326,832	43,135,257	25,711,882	26,568,932
U.S. Small Cap Equity Fund	62,272,337	66,463,954	-	-

Note 6 – Distribution Plan

The Trust, on behalf of each Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act which allows each Fund to pay distribution fees for the sale and distribution of its Investor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Investor Class, payable to IMST Distributors, LLC. Class I and Class Y shares do not pay any distribution fees.

For the year ended October 31, 2019, for the Managed Futures Strategy Fund, Global Managed Futures Strategy Fund, Domestic Long/Short Equity Fund, Global Long/Short Equity Fund, Macro Opportunity Fund, and U.S. Small Cap Equity Fund distribution fees incurred by each Fund’s Investor Class shares are disclosed on the Statements of Operations.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of each Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers. Class Y shares do not participate in the Shareholder Servicing Plan.

For the year ended October 31, 2019, for the Managed Futures Strategy Fund, Global Managed Futures Strategy Fund, Domestic Long/Short Equity Fund, Global Long/Short Equity Fund, Macro Opportunity Fund, and U.S. Small Cap Equity Fund shareholder servicing fees incurred are disclosed on the Statements of Operations.

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2019

Note 8 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2019

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2019, in valuing the Funds’ assets carried at fair value:

Managed Futures Strategy Fund	Level 1	Level 2	Level 3**	Total
Assets
Investments
Asset-Backed Securities	$-	$52,596,861	$-	$52,596,861
Collateralized Mortgage Obligations	-	3,881,266	-	3,881,266
Commercial Papers		2,985,636		2,985,636
Corporate Bonds[1]	-	40,620,659	-	40,620,659
Municipal Bonds	-	4,006,640	-	4,006,640
Short-Term Investments	25,870,495	-	-	25,870,495
Total Investments	25,870,495	104,091,062	-	129,961,557
Other Financial Instruments[2]
Futures Contracts	517,390	-	-	517,390
Total Assets	$26,387,885	$104,091,062	$-	$130,478,947
Liabilities
Other Financial Instruments[2]
Futures Contracts	$390	$-	$-	$390
Total Liabilities	$390	$-	$-	$390

Global Managed Futures Strategy Fund	Level 1	Level 2	Level 3**	Total
Assets
Investments
Short-Term Investments	$4,663,065	$-	$-	$4,663,065
U.S. Treasury Bills	-	38,714,181	-	38,714,181
Total Investments	$4,663,065	$38,714,181	$-	$43,377,246
Other Financial Instruments[2]
Futures Contracts	4,805	-	-	4,805
Total Assets	$4,667,870	$38,714,181	$-	$43,382,051

Liabilities
Other Financial Instruments[2]
Futures Contracts	$3,770	$-	$-	$3,770
Total Liabilities	$3,770	$-	$-	$3,770

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2019

Domestic Long/Short Equity Fund	Level 1	Level 2*	Level 3**	Total
Assets
Investments
Common Stocks[1]	$40,604,853	$-	$-	$40,604,853
Short-Term Investments	8,796,252	-	-	8,796,252
Total Assets	$49,401,105	$-	$-	$49,401,105

Liabilities
Securities Sold Short
Common Stocks[1]	$12,186,936	$-	$-	$12,186,936
Total Liabilities	$12,186,936	$-	$-	$12,186,936

Global Long/Short Equity Fund	Level 1	Level 2	Level 3**	Total
Assets
Common Stocks
Basic Materials	$11,082,378	$30,631,094	$-	$41,713,472
Communications	89,288,767	38,765,529	-	128,054,296
Consumer, Cyclical	85,263,553	4,706,901	-	89,970,454
Consumer, Non-cyclical	122,276,437	21,187,874	-	143,464,311
Diversified	-	7,068,229	-	7,068,229
Energy	5,742,520	9,965,953	-	15,708,473
Financial	153,600,217	15,872,263	-	169,472,480
Industrial	50,029,257	65,958,764	-	115,988,021
Technology	111,367,280	12,437,974	-	123,805,254
Utilities	-	28,656,300	-	28,656,300
Short-Term Investments	119,763,725	-	-	119,763,725
Total Assets	$748,414,134	$235,250,881	$-	$983,665,015

Liabilities
Securities Sold Short
Common Stocks
Basic Materials	$31,239,065	$9,974,913	$-	$41,213,978
Communications	16,259,444	2,939,578	-	19,199,022
Consumer, Cyclical	11,370,502	15,789,392	-	27,159,894
Consumer, Non-Cyclical	55,049,393	15,004,323	-	70,053,716
Energy	46,373,337	-	-	46,373,337
Financial	-	25,074,562	-	25,074,562
Industrial	6,990,414	253,901	-	7,244,315
Technology	18,250,405	-	-	18,250,405
Total Liabilities	$185,532,560	$69,036,669	$-	$254,569,229

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2019

Macro Opportunity Fund	Level 1	Level 2*	Level 3**	Total
Assets
Investments
Common Stocks[1]	$5,797,517	$-	$-	$5,797,517
Exchange-Traded Funds	4,182,215	-	-	4,182,215
Total Assets	$9,979,732	$-	$-	$9,979,732

Liabilities
Securities Sold Short
Common Stocks[1]	$1,616,156	$-	$-	$1,616,156
Exchange-Traded Funds	505,598	-	-	505,598
Total Liabilities	$2,121,754	$-	$-	$2,121,754

U.S. Small Cap Equity Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$24,519,465	$-	$-	$24,519,465
Short-Term Investments	664,104	-	-	664,104
Total Investments	$25,183,569	$-	$-	$25,183,569

[1]	For a detailed break-out of common stocks and corporate bonds by major industry classification, please refer to the Schedule of Investments.

[2]	Other financial instruments are derivative instruments such as futures contracts, forward contracts and swap contracts. Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

*	The Funds did not hold any Level 2 securities at period end.

**	The Funds did not hold any Level 3 securities at period end.

Note 10 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Funds invested in futures contracts during the year ended October 31, 2019.

The effects of these derivative instruments on the Funds’ financial position and financial performance as reflected in the Statements of Assets and Liabilities and Statements of Operations are presented in the tables below. The fair values of derivative instruments, as of October 31, 2019, by risk category are as follows:

			Asset Derivatives	Liability Derivatives
	Statement of Asset and Liabilities Location	Derivatives not designated as hedging instruments	Value	Value
Managed Futures Strategy Fund	Unrealized appreciation/depreciation on open futures contracts	Equity Contracts	$29,740	$390
		Volatility Contracts	487,650	-
Global Managed Futures Strategy Fund	Unrealized appreciation/depreciation on open futures contracts	Equity contracts	4,805	3,770

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2019

The effects of derivative instruments on the Statements of Operations for the year ended October 31, 2019 for the Managed Futures Strategy and Global Managed Futures Strategy are as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments	Futures Contracts	Purchased Options Contracts	Written Options Contracts	Total
Managed Futures Strategy Fund	Equity Contracts	$1,608,233	$-	$-	$1,608,233
	Volatility Contracts	(1,396,679)	-	-	(1,396,679)
Global Managed Futures Strategy Fund	Equity Contracts	3,038,563	-	-	3,038,563

	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments	Futures Contracts	Purchased Options Contracts	Total
Managed Futures Strategy Fund	Equity Contracts	$1,651,797	$-	$1,651,797
	Volatility Contracts	487,650	-	487,650
Global Managed Futures Strategy Fund	Equity Contracts	622,548	-	622,548

The quarterly average volumes of derivative instruments as of October 31, 2019 are as follows:

	Derivatives not designated as hedging instruments	Long Futures Contracts	Short Futures Contracts	Purchased Options Contracts	Total
Managed Futures Strategy Fund	Equity Contracts	68,726,649	45,223,406	-	113,950,055
	Volatility Contracts	-	4,743,843	-	4,743,843
Global Managed Futures Strategy Fund	Equity Contracts	37,175,333	10,963,855	-	48,139,188

Note 11 – New Accounting Pronouncement

In August 2018, FASB issued Accounting Standards Update No. 2018-13 ("ASU 2018-13"), "Disclosure Framework

- Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC Topic 820 ("ASC 820"), "Fair Value Measurement." ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted, and the Funds have adopted ASU 2018-13 with these financial statements.

361 Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2019

Note 12 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

The Managed Futures Fund, Global Managed Futures Strategy Fund, Domestic Long/Short Equity Fund, Global Long/Short Equity Fund and U.S. Small Cap Equity Fund declared the payment of a distribution to be paid, on December 9, 2019, to shareholders of record on December 6, 2019 as follows:

		Short Term Capital Gain	Long Term Capital Gain	Income
Managed Futures Fund	Investor Class Shares	None	None	$0.1259
Managed Futures Fund	Class I Shares	None	None	0.1580
Global Managed Futures Strategy Fund	Investor Class Shares	None	None	None
Global Managed Futures Strategy Fund	Class I Shares	None	None	0.0070
Domestic Long/Short Equity Fund	Investor Class Shares	None	$0.3987	None
Domestic Long/Short Equity Fund	Class I Shares	None	0.3987	0.0113
Domestic Long/Short Equity Fund	Class Y Shares	None	0.3987	0.0251
Global Long/Short Equity Fund	Investor Class Shares	None	None	None
Global Long/Short Equity Fund	Class I Shares	None	None	0.0325
Global Long/Short Equity Fund	Class Y Shares	None	None	0.0409
U.S. Small Cap Equity Fund	Investor Class Shares	None	None	None
U.S. Small Cap Equity Fund	Class I Shares	None	None	0.0254
U.S. Small Cap Equity Fund	Class Y Shares	None	None	0.0444

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the 361 Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the 361 Managed Futures Strategy Fund, 361 Global Managed Futures Fund, 361 Domestic Long/Short Equity Fund, 361 Global Long/Short Equity Fund, 361 Macro Opportunity Fund and 361 U.S. Small Cap Equity Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of October 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, with respect to 361 Domestic Long/Short Equity Fund and 361 Global Long/Short Equity Fund, the statements of cash flows for the year then ended, the financial highlights for the periods indicated thereon, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies from brokers were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 30, 2019

361 Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Long-Term Capital Gain Designation

For the fiscal year ended October 31, 2019, the Domestic Long/Short Equity and Global Long/Short Equity Funds designate $1,493,767 and $21,144,230, respectively as 20% rate gain distributions for purposes of the dividends paid deduction.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Domestic Long/Short Equity Fund, Global Long/Short Equity Fund and US Small Cap Equity Fund, designates 100%, 100% and 100%, respectively, of its ordinary income dividends, including short-term capital gain, as qualified dividend income for the taxable year ended October 31, 2019.

Dividends Received Deduction

The Domestic Long/Short Equity Fund, Global Long/Short Equity Fund, and US Small Cap Equity Fund designates 100%, 100% and 100%, respectively, of its ordinary income dividends, including short-term capital gain, as qualifying for the dividend received deduction available to corporate shareholders for the taxable year ended October 31, 2019.

Pursuant to Section 853 of the Internal Revenue Code of 1986, the Global Long/Short Equity Fund designates $2,912,690 of income derived from foreign sources and $1,171,099 of foreign taxes paid or the amounts deemed necessary, for the year ended October 31, 2019.

Of the ordinary income (including short-term capital gain) distributions made during the year ended October 31, 2019, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock is:

	Foreign Source Income	Foreign Taxes Paid
361 Global Long/Short Equity Fund	$0.0370	$0.0149

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 7361CAP (888) 736-1227 The Trustees and officers of the Funds’ and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); and Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	6	Investment Managers Series Trust, a registered investment company (includes 59 portfolios) and 361 Social Infrastructure Fund, a closed-end investment company.

361 Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); and President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	6

Investment Managers Series Trust, a registered investment company (includes 59 portfolios),

361 Social Infrastructure Fund, a closed-end investment company, and Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).

William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); and Chairman, NICSA, an investment management trade association (1993 – 1996).	6	Investment Managers Series Trust, a registered investment company (includes 59 portfolios) and 361 Social Infrastructure Fund, a closed-end investment company.
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014); and President, Investment Managers Series Trust (December 2007 - June 2014).	6

Investment Managers Series Trust, a registered investment company (includes 59 portfolios), Investment Managers Series Trust II, a registered investment company (includes 14 portfolios), and 361 Social Infrastructure Fund, a closed-end investment company.

361 Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund; and Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	6

Investment Managers Series Trust, a registered investment company (includes 59 portfolios), Investment Managers Series Trust II, a registered investment company (includes 14 portfolios), and 361 Social Infrastructure Fund, a closed-end investment company.

Maureen Quill ᵃ* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); President, UMB Distribution Services (March 2013 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; Vice President, Investment Managers Series Trust (December 2013 - June 2014); and President, 361 Social Infrastructure	6	Investment Managers Series Trust, a registered investment company (includes 59 portfolios) and 361 Social Infrastructure Fund, a closed-end investment company.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016

Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).

			N/A	N/A

361 Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019); Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

361 Funds

EXPENSE EXAMPLES

For the Six Months Ended October 31, 2019 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Investor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Managed Futures Strategy Fund		5/1/19	10/31/19	5/1/19 – 10/31/19
Investor Class	Actual Performance	$1,000.00	$1,032.40	$11.17
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.22	11.07
Class I	Actual Performance	1,000.00	1,033.50	9.92
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.45	9.83

*	Expenses are equal to the Fund’s annualized expense ratio of 2.18% and 1.94% for Investor Class and Class I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

361 Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended October 31, 2019 (Unaudited)

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Global Managed Futures Strategy Fund		5/1/19	10/31/19	5/1/19 – 10/31/19
Investor Class	Actual Performance	$1,000.00	$1,014.00	$10.46
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.81	10.47
Class I	Actual Performance	1,000.00	1,015.70	9.23
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.05	9.23

*	Expenses are equal to the Fund’s annualized expense ratio of 2.06% and 1.81% for Investor Class and Class I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Domestic Long/Short Equity Fund		5/1/19	10/31/19	5/1/19 – 10/31/19
Investor Class	Actual Performance	$1,000.00	$1,004.80	$13.89
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.35	13.93
Class I	Actual Performance	1,000.00	1,005.70	12.53
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.71	12.57
Class Y	Actual Performance	1,000.00	1,006.60	11.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.36	11.92

*	Expenses are equal to the Fund’s annualized expense ratio of 2.75%, 2.48% and 2.35% for Investor Class, Class I and Class Y respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Global Long/Short Equity Fund		5/1/19	10/31/19	5/1/19 – 10/31/19
Investor Class	Actual Performance	$1,000.00	$990.10	$13.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.90	13.39
Class I	Actual Performance	1,000.00	992.80	11.59
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.57	11.71
Class Y	Actual Performance	1,000.00	992.80	11.25
	Hypothetical (5% annual return before expenses)	1,000.000	1,013.91	11.37

*	Expenses are equal to the Fund’s annualized expense ratio of 2.64%, 2.31% and 2.24% for Investor Class, Class I and Class Y respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

361 Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended October 31, 2019 (Unaudited)

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Macro Opportunity Fund		5/1/19	10/31/19	5/1/19 – 10/31/19
Investor Class	Actual Performance	$1,000.00	$935.30	$13.92
	Hypothetical (5% annual return before expenses)	1,000.00	1,010.82	14.46
Class I	Actual Performance	1,000.00	935.10	13.86
	Hypothetical (5% annual return before expenses)	1,000.00	1,010.88	14.41

*	Expenses are equal to the Fund’s annualized expense ratio of 2.85% and 2.84% for Investor Class and Class I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
U.S. Small Cap Equity Fund		5/1/19	10/31/19	5/1/19 – 10/31/19
Investor Class	Actual Performance	$1,000.00	$969.90	$6.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.95	6.31
Class I	Actual Performance	1,000.00	970.90	4.92
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.21	5.04
Class Y	Actual Performance	1,000.00	971.80	4.18
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.97	4.28

*	Expenses are equal to the Fund’s annualized expense ratio of 1.24%, 0.99% and 0.84% for Investor Class, Class I and Class Y respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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361 Capital

Each a series of Investment Managers Series Trust

Investment Advisor

361 Capital, LLC

4600 South Syracuse Street, Suite 500

Denver, Colorado 80237

Sub-Advisor

Federated Investment Management Company

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222

Wells Capital Management, Inc.

525 Market Street

San Francisco, California 94105

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th St, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
361 Managed Futures Strategy Fund – Investor Class shares	AMFQX	461 418 345
361 Managed Futures Strategy Fund – Class I shares	AMFZX	461 418 337
361 Global Managed Futures Strategy Fund – Investor Class shares	AGFQX	461 41P 347
361 Global Managed Futures Strategy Fund – Class I shares	AGFZX	461 41P 339
361 Domestic Long/Short Equity Fund – Investor Class shares	ADMQX	461 41Q 527
361 Domestic Long/Short Equity Fund – Class I shares	ADMZX	461 41Q 535
361 Domestic Long/Short Equity Fund – Class Y shares	ADMWX	461 41Q 543
361 Global Long/Short Equity Fund – Investor Class shares	AGAQX	461 41Q 881
361 Global Long/Short Equity Fund – Class I shares	AGAZX	461 41Q 873
361 Global Long/Short Equity Fund – Class Y shares	AGAWX	461 41Q 865
361 Macro Opportunity Fund - Investor Class shares	AGMQX	461 41P 461
361 Macro Opportunity Fund - Class I shares	AGMZX	461 41P 453
361 U.S. Small Cap Equity Fund – Investor Class shares	ASFQX	461 41Q 386
361 U.S. Small Cap Equity Fund – Class I shares	ASFZX	461 41Q 394
361 U.S. Small Cap Equity Fund – Class Y shares	ASFWX	461 41Q 410

Privacy Principles of the 361 Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the 361 Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting

The Funds’ proxy voting policies and procedures, as well information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, are also available, without charge and upon request by calling the Funds at (888) 736-1227 (888-7361CAP), on the Funds’ website at www.361capital.com or on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds will file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Prior to their use of Form N-PORT, the Funds filed their complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (888) 736-1227 (888-7361CAP).

361 Capital

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 736-1227 (888-7361CAP)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-736-1227

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2019	FYE 10/31/2018
Audit Fees	$ 101,700	$ 98,600
Audit-Related Fees	N/A	N/A
Tax Fees	$ 16,800	$ 16,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

 The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2019	FYE 10/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2019	FYE 10/31/2018
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	1/09/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	1/09/20

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	1/09/20